                                                          Exhibit M(vi)

                       CONVEYANCE AND TRANSFER AGREEMENT
                                   (Meridian)


    THIS CONVEYANCE AND TRANSFER AGREEMENT (this "Agreement") is made this 11th day of September, 2003, between MERIDIAN HEALTHCARE, INC., a Pennsylvania corporation ("Meridian"), and GENESIS HEALTHCARE CORPORATION, a Pennsylvania corporation ("GHC"), as buyer (collectively, "Genesis"), and ELDERTRUST OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership ("ETOP") and ET MERIDIAN GENERAL PARTNER, L.L.C., a Delaware limited liability company ("ET Company") as seller (ET Company, ET Partnership (as hereinafter defined) and ET Limited Partner are sometimes hereinafter referred to collectively as "ET").

                              W I T N E S S E T H:

    WHEREAS, pursuant to the terms of the Master Agreement (as defined below), Genesis has agreed to acquire and ET has agreed to convey to Genesis all the ownership interests in the entity known as ET Sub-Meridian Limited Partnership L.L.P., a Virginia limited liability partnership ("ET Partnership"); and

    WHEREAS, ET Company is the sole general partner of ET Partnership and ETOP is the sole member of ET Company; and

    WHEREAS, ETOP is the sole limited partner of ET Partnership; and

    WHEREAS, ET Partnership is the tenant under those certain prime leases set forth on Schedule A attached hereto (the "Prime Leases"), pursuant to which ET Partnership leases from those entities identified as the "Landlords" on Schedule A (the "Meridian Landlords") those certain skilled nursing facilities identified as the "Facilities" on Schedule A (the "Meridian Facilities"); and

    WHEREAS, ET Partnership is the sublandlord and Meridian is the subtenant under those subleases set forth on Schedule B (the "Subleases"), pursuant to which the ET Partnership subleases the Facilities to Meridian; and

    WHEREAS, as a result of the foregoing, ETOP and Genesis have agreed that ETOP shall: (i) convey to Meridian all of ETOP's membership interests in and to the ET Company, as the general partner of the ET Partnership, and (ii) assign to Meridian all of ETOP's interest as the limited partner in and to the ET Partnership, so that upon the completion of (i) and (ii), Meridian will be the sole member of ET Company, the general partner of ET Partnership, and Meridian will be the sole limited partner of ET Partnership.

    NOW, THEREFORE, in consideration of the premises and of the mutual covenants and conditions contained herein, the parties agree as follows:

                                   ARTICLE I
                                  DEFINITIONS


    1.1 Definitions. The following terms, not otherwise defined in the body of this Agreement, shall have the meanings set forth below for purposes of this Agreement:

    "Business Day" means a day on which national banking associations are open for the transaction of business in Philadelphia, Pennsylvania.

    "Closing" and "Closing Date" shall be the settlement of and date for the occurrence of particular described events associated with the conveyance and transfer described in this Agreement, which Closing Date shall be October 15, 2003, or such earlier date as shall be designated by written notice from ET to Genesis at least ten (10) Business Days prior to such settlement and agreed upon by Genesis, provided that in the event that the settlement does not occur on or before October 15, 2003, the settlement shall be such later date as shall be designated by written notice from ET to Genesis at least ten (10) Business Days prior to such settlement, provided further that the settlement shall occur no later than March 31, 2004.

    "Contract Rights" shall mean all agreements to which ET is a party or beneficiary, relating to the development, construction and operation of the Facilities, such as rights under architect and construction contracts (including rights in plans and specifications), warranties, guaranties or other assurances relating to the development, construction and operation of the Facilities, agreements relating to the service and operation of the Facilities and the Land, such as service, property management, supply and maintenance agreements, and agreements as to off-site improvements or access that are likely to affect the Facilities, including agreements relating to pedestrian access, storm water management, road access and improvements, stream preservation, forest remediation, environmental remediation and monitoring, wetlands remediation and the like, if any, but not including any contracts related to the occupancy and care of the Residents of the Facilities.

    "Environmental Laws" shall mean all applicable statutes, regulations, rules, ordinances, codes, licenses, permits, common law, orders, demands, approvals, authorizations and similar items of all governmental agencies, departments, commissions, boards, bureaus or instrumentalities of the United States, states and political subdivisions thereof and all applicable judicial, administrative and regulatory decrees, judgments and orders relating to the protection of human health, or the environment, as in effect on the date hereof or as later amended, including but not limited to those pertaining to reporting, licensing, permitting, investigation, removal and remediation of emissions, discharges, releases or threatened releases of Hazardous Materials, into the air, surface water, ground water or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, handling or release of Hazardous Materials, including: (y) the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. 9601 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. 6901 et seq.), the Clean Air Act (42 U.S.C. 7401 et seq.), the Federal Water Pollution Control Act (33 U.S.C. 1251 et seq.), the Safe

Drinking Water Act (42 U.S.C. 300f et seq.), the Toxic Substances Control Act (15 U.S.C. 2601 et seq.), the Emergency Planning and Community Right-to-Know Act (42 U.S.C. 1101 et seq.), and the regulations implementing these statutes, and (z) analogous state and local provisions.

    "Execution Date" shall be the date on which this Agreement has been fully executed by all parties.

    "Existing Debt" shall mean the obligations of the ET Partnership under the Existing Loan Documents.

    "Existing Loan Documents" means the MHC Notes (as that term is defined in the Master Agreement).

    "Facility" or "Facilities" shall mean the "Meridian Facilities" as defined in the recitations.

    "General Intangibles" shall mean general intangibles, as defined in the UCC, including contractual rights including the Contract Rights, goodwill, literary rights, rights to performance, copyrights, trademarks, servicemarks and patents..

    "GHV" shall means Genesis Health Ventures, Inc., a Pennsylvania corporation.

    "Hazardous Materials" shall mean any chemicals, substances, pollutants, contaminants, materials, or wastes, whether solid, liquid or gaseous in nature (including, without limitation, any medical waste), other than in nominal quantities found in office products and common cleaning solutions: (i) the presence of which requires investigation or remediation under any federal, state or locate statue, regulation, ordinance, order, action or policy, administrative request or civil complaint under any of the foregoing or under common law; or (ii) which is defined as a "hazardous waste", "pollutant or contaminant", or "hazardous substance" under any applicable Environmental Laws; or (iii) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and as of the Execution Date, or as thereafter amended, is regulated by any governmental authority, agency, department, commission, board or instrumentality of the United States, or any state or any political subdivision thereof having or asserting jurisdiction over the Facilities; or (iv) the presence of which on the Facilities causes or threatens to cause a nuisance upon the Facilities or to other properties or poses a hazard to the health or safety of persons on or about the Facilities; or (v) which, except as contained in building materials, contains gasoline, diesel fuel or other petroleum hydrocarbons, polychlorinated biphenyls (PCBs) or friable asbestos or friable asbestos-containing materials or urea formaldehyde foam insulation; or (vi) radon gas.

    "Inventory" shall mean all of ET's inventory, as defined in the UCC, used in the operation of the Facilities.

    "Land" shall mean all of that real property described on Exhibit A attached hereto.

    "Legal Requirements" shall mean all federal, state, county, municipal and other governmental statutes, laws (including any zoning or subdivision ordinance, the Americans with Disabilities Act, the Fair Housing Act, as applicable, and any applicable Environmental Law), rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting either the Facilities or the construction, use or alteration thereof, whether now or hereafter enacted and in force, including any which may (i) require repairs, modifications or alterations in or to the Facilities; (ii) in any way adversely affect the use and enjoyment thereof, and all Permits and Licenses and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to ET, at any time in force affecting the Facilities; (iii) require the cleanup or other treatment of any Hazardous Materials; or (iv) impose parking requirements, building setback lines or other building or operating requirements.

    "Licenses and Permits" shall mean all licenses, franchises, privileges, permits, approvals, authorizations, consents, certificates of need and similar documents in connection with the right to use the Land, construct and develop the Facilities and operate the Facilities, including a personal care license, all building permits and certificates of occupancy, all variances, special exceptions and any other zoning permits and licenses required for the ownership, use, or operation of the Facilities, and all other permits, licenses and other authorizations issued in any connection with the Facilities.

    "Limited Partnership Interest" shall mean the entire interest of ETOP as the limited partner in ET Partnership.

    "Master Agreement" shall mean that certain Master Agreement dated September 11, 2003, between Genesis Health Ventures, Inc. and ElderTrust Operating Limited Partnership.

    "Membership Interest" shall mean all of ETOP's membership interest in ET Company.

    "Ownership Interests" shall mean the Membership Interest and the Limited Partnership Interest.

    "Person" shall mean an individual, fiduciary, estate, trust, partnership, firm, association, corporation, limited liability company, or other organization, or a government or governmental authority.

    "Permitted Exceptions" shall mean those exceptions set forth on Exhibit B.

    "Prime Leases" shall have the meaning set forth in the recitations.

    "Reorganization" means the "Reorganization" as described in the press release issued by GHV dated February 12, 2003, which is attached hereto as Exhibit C, and the Form 10 Registration Statement filed with the Securities and Exchange Commission dated July 25, 2003, as may be amended by subsequent filings, which more specifically define the Reorganization as the transaction whereby the shareholders of GHV common stock as of the record date of the Reorganization will receive a pro-rata distribution of shares of GHC common stock for every share of GHV common stock held on such record date; GHV and certain of its subsidiaries will contribute to GHC all of the legal entities comprising the Eldercare Businesses (as defined below), together with certain assets and liabilities associated with the Eldercare Businesses, and any variation of such described reorganization that is not materially different therefrom. For the purposes of this section, "Eldercare Businesses" shall mean inpatient services provided in skilled nursing and assisted living centers, rehabilitation therapy services, diagnostic services, respiratory services and management services.

    "Residents" shall mean those residents occupying the Facilities under the RLAs.

    "RLAs" means the residential living agreements pursuant to which Residents occupy the Facilities.

    "State" shall mean the Commonwealth of Pennsylvania.

    "Subleases" shall have the meaning set forth in the recitations.

    "Title Company" shall mean Lawyers Title Insurance Corporation.

    "UCC" shall mean the Uniform Commercial Code of the State.

                                   ARTICLE II
                            CONVEYANCE AND TRANSFER


    2.1 Conveyance and Transfer. ET agrees to convey to Genesis the Ownership Interests as follows:

       (a) ETOP, as the sole member of ET Company, agrees to convey and transfer the Membership Interest to Meridian and Meridian agrees to acquire and accept the Membership Interest from ETOP in accordance with the terms hereof and pursuant to an Assignment of Membership Interests set forth as Exhibit "D" hereto.

       (b) ETOP agrees to assign the Limited Partnership Interest to Meridian and Meridian agrees to accept the Limited Partnership Interest from ET in accordance with the terms hereof and pursuant to the Assignment and Assumption of Limited Partnership Interest set forth as Exhibit "E" hereto.

       (c) Upon execution and delivery of the assignments described in 2.1(a) and 2.1(b) above, Meridian will be the sole member of ET Company, the general partner of ET Partnership, and will be the sole limited partner of ET Partnership.

    2.2 Consideration. The consideration for the transfer of the Ownership Interests, as aforesaid, is Eighteen Million Dollars ($18,000,000.00) (the "Consideration"). Genesis shall pay the Consideration, as adjusted pursuant to Paragraphs 6.4 and 6.5 of this Agreement, to ET at Closing by immediately available federal U.S. funds, wire transferred to an account designated by ET.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

    3.1. Representations and Warranties of ET. ET hereby warrants and represents as of the Effective Date and as of the Closing Date as follows:

       (a) Authorization/Validity. ET is duly organized, validly existing and in good standing in the state of its formation; the execution, delivery and performance by ET of this Agreement and the transactions contemplated herein have been duly authorized by all necessary actions and do not contravene or constitute a default or require the further consent of any person under any provision of applicable law or regulation or of the organization documents of ET, or of any agreement, judgment, injunction, order, decree or other instrument binding upon ET or to which any of its properties are subject; the execution, delivery and performance by ET of this Agreement and the other agreements executed or to be executed by ET in connection with the transactions contemplated by this Agreement (the "Transaction Documents") require no action by or in respect of, or filing with, any governmental body, agency or official, and no third?party consents are required to consummate this transaction; this Agreement has been duly executed by, and constitutes a valid and binding agreement of ET enforceable in accordance with its terms (except as the same may be restricted, limited or delayed by applicable bankruptcy or other laws affecting creditor's rights generally), subject to receipt of consent from ET's lenders as identified on Exhibit 5.2, and neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated herein, will constitute a default under any other agreement, License and Permit, or Legal Requirement.

       (b)  Title; Consents.   Except as identified on Exhibit 5.2, no other
consents are necessary to convey title to the Ownership Interests to Genesis in accordance with the terms hereof.

       (c) Existing Loan Documents. Prior to or contemporaneously with the execution of this Agreement, ET has provided to Genesis true, correct and complete copies of all material Existing Loan Documents, all of which have been initialed by ET for identification purposes. To ET's knowledge, ET has performed all of its obligations under the Existing Loan Documents, there is no default or facts which with the giving of notice and passage of time could become an event of default under such Existing Loan Documents, and ET has not received written notice of the existence of any default or facts which with the giving of notice and passage of time could become an event of default under such Existing Loan Documents. ET will use commercially reasonable efforts to provide to Genesis, as soon as reasonably practicable after the execution of this Agreement, true, correct and complete copies of the non-material Existing Loan Documents which were not previously provided to Genesis. The aggregate outstanding balance of the obligation under the Existing Loan Documents is $11,271,897.67 as of June 30, 2003, for which the ET Partnership will remain obligated after the Closing (the "Existing Debt").

       (d)  FIRPTA.  ET is not a "foreign person" as such term is defined in
Section 1445 of the Internal Revenue Code of 1986, as amended.

       (e) Litigation. There is no pending, to ET's knowledge threatened and ET has received no written notice of any threatened, litigation or government investigation which materially affects, or could materially affect ET's ability to perform its obligations hereunder, or which materially affects, or could materially affect, the operation of the Facilities, the ownership of the tenant's interest in the Prime Leases, or the ownership of the Ownership Interests, except as set forth on Exhibit 3.1(e).

       (f) Compliance with Laws. To ET's knowledge, the current use of the Facilities does not violate any ordinance, law, regulation or order of any governmental authority or that any investigation has been commenced or is contemplated respecting such possible violation which investigation, if concluded adversely, would have a material effect on the owner of such Ownership Interests.

       (g) Taxes. To the knowledge of ET, there are no current municipal improvement or like assessments against the Facilities, and to the knowledge of ET, no such assessments are in process or planned by any municipal or other government; and ET has received no written notice of any proposed increase in the assessed valuation or rate of taxation. ET Partnership and ET Company have paid all federal, state and local income, business privilege or excise taxes and have filed all federal or state tax returns and filings required to be made and there are no outstanding tax liabilities, penalties or levies except for current year taxes not yet due and payable. ET will remain responsible for the filing of all required tax returns and for the payment of all outstanding taxes accrued against ET and its Ownership Interests through the Closing Date.

       (h) Pending Assessments and Eminent Domain. ET has no knowledge and has received no written notice of any pending proceeding for the imposition of any special assessment, or the formation of a special assessment district, or for a condemnation proceeding which would affect in any manner any portion of the Facilities.

       (i) Governmental Proceedings. ET has neither received written notice of nor has any knowledge of any governmental action or governmental proceeding (zoning or otherwise) or governmental investigation pending or threatened against or relating to the Facilities or the transactions contemplated by this Agreement. ET is not obligated to any city, county or state authority or entity under any agreements or performance bonds or letters of credit relating to the Facilities, or any part thereof.

       (j) Defects. To the knowledge of ET, there are no material defects or deficiencies in the Facilities which would have a material effect on the insurability of the Facilities or materially increase the cost of insuring the Facilities, except for those material defects or deficiencies of which Genesis has provided ET with written notice.

       (k) Environmental Matters. Except as set forth in Exhibit 3.1(k) attached hereto ("Disclosure Schedule"), to the knowledge of ET, ET has not:
(i) caused the release or discharge of any Hazardous Material at, on or under the Facilities which requires remediation under applicable Environmental Laws,
(ii) used the Land for the use, generation, treatment, storage, transportation or disposal of any Hazardous Material (as such term is defined below) in quantities that would constitute a violation of any applicable Environmental Law, (iii) used the Facilities at any time as a landfill or for the purposes of disposing of Hazardous Materials, or (iv) installed or removed underground storage tanks on or from the Facilities.

       (l) Contract Rights. Exhibit 3.1(l) hereto sets forth all the Contract Rights and any other understandings, written or oral, to which ET is a party or by which ET is bound that relate to the Facilities. For purposes of
Exhibit 3.1(l) Contract Rights shall not be construed to include any RLAs or any of the Permitted Exceptions; except as set forth on Exhibit 3.1(l), each of the Contract Rights relates only to the Facilities and not to any property other than the land and improvements constituting the Facilities, is valid and binding on ET and is in full force and effect in all material respects; except as set forth in Exhibit 3.1(l), neither ET, nor to ET's knowledge, any other party thereto has breached or defaulted under the terms of any Contract
Rights.

       (m) Licenses and Permits. Excluding those Licenses and Permits held directly by

Genesis as operator of the Facilities, to the knowledge of ET, ET has all Licenses and Permits as are necessary for the owner of the leasehold interest in the Facilities to own, occupy and use such Facilities as they are currently being used, and, to the knowledge of ET, ET is not in violation of any Licenses and Permits relating to the Facilities and all Licenses and Permits relating to the Facilities are in full force and effect.

       (n) Utilities. To ET's knowledge, public utilities ("Public Utilities"), of adequate capacity are installed in, and are duly connected to, the Facilities and can be used without any charge except the normal and usual metered charges imposed for such Public Utilities for the operation of an skilled nursing or assisted living Facilities of similar size and design; and that to ET's knowledge, no amounts due and owing with respect to the Facilities in connection with utilities, insurance, assessments or other charges customarily prorated in real estate transactions have been outstanding more than thirty (30) days.

       (o)  Operations.  During the pendency of this Agreement, ET shall not:
(a) sell or dispose of the Facilities, or (b) enter into or grant any easements, covenants, conditions, restrictions or rights of way, or (c) modify any lease which is a part of or constitutes the Facilities, or (d) modify any of the Existing Loan Documents or fail to make any payment under or comply with any provision of any of the Existing Loan Documents.

       (p) Ownership Interests. ETOP is the sole owner of the Membership Interests and the Ownership Interests and has good and marketable title to such Ownership Interests, free and clear of any liens, claims, security interests and other encumbrances; the Membership Interests are the only equity of ET Company and the Ownership Interests are the only equity interests in ET Partnership owned by ETOP or any other party; ETOP has not granted any option, entered into any agreement, contract, commitment or understanding with respect to any of the Ownership Interests or made any assignment of any of the Ownership Interests. Neither ET Company nor ET Partnership own any interest in any partnership, proprietorship, corporation, limited liability company or joint venture.

       (q) Actions out of Ordinary Course. ETOP has not, and has not caused ET Company to, and neither ET Company or ET Partnership has, taken any action or failed to take any action (i) outside the ordinary course of business of ET Partnership or ET Company and (ii) which could have a material adverse effect on ET Company or ET Partnership or the operations of those entities.

       (r) Other Businesses. Neither ET Company nor ET Partnership conducts any business other than the ownership and operation of the Facilities and all incidental and ancillary activities related thereto. The Facilities and all operating accounts and other assets pertaining to the Facilities are the sole assets of ET Company and ET Partnership.

       (s) Partnership Agreement. Prior to or contemporaneously with the execution of this Agreement, ET has provided to Genesis true, correct and complete copies of the Partnership

Agreement with respect to ET Partnership and the operating agreement with respect to ET Company, together with all amendments, if any, and all agreements or assignments transferring membership interests, if any, and the certificates of organization filed for ET Partnership and ET Company.

       (t) Financial Statements. The financial statements of the Partnership dated July 31, 2003, and previously provided to Genesis fairly and accurately reflect the assets, liabilities and financial condition of ET Partnership as of the date prepared. Notwithstanding the foregoing, as of the Closing Date, the ET Partnership shall have no other liabilities or financial obligations except as set forth on Exhibit 3.1(t). All "intercompany" loans and/or debt shall be paid off and satisfied in full prior to or at Closing hereunder. In addition, ET Company has no liabilities or financial obligations except as the general partner of ET Partnership.

    As used herein, the term "knowledge" means the actual knowledge of Michael
R. Walker, D. Lee McCreary, Jr. and/or Kevin Smith, whom the ET Entities represent to be the individuals having primary responsibility for the assets which are the subject of this Agreement.

    The representations and warranties of ET under this Section 3.1 shall survive Closing under this Agreement for a period of six (6) months with the exception of the representations and warranties contained in 3.1(e), (g) and
(i) above which shall survive Closing under this Agreement until the expiration of any applicable statute of limitations with respect to actionable items.

    3.2 Representations and Warranties of Genesis. Genesis hereby represents and warrants, as of the Effective Date and the Closing Date as follows:

       (a) Genesis is duly organized, validly existing and in good standing in the state of its formation and in the State.

       (b) Genesis is duly organized, validly existing and in good standing under the Laws of the Commonwealth of Pennsylvania; the execution, delivery and performance by Genesis of this Agreement and the transactions contemplated herein have been duly authorized by all necessary actions and do not contravene or constitute a default or require the further consent of any person under any provision of applicable law or regulation or of the organization documents of Genesis, or of any agreement, judgment, injunction, order, decree or other instrument binding upon Genesis or to which any of its Facilities are subject; the execution, delivery and performance by Genesis of this Agreement and the other agreements executed or to be executed by Genesis in connection with the transactions contemplated by this Agreement (the "Transaction Documents") require no action by or in respect of, or filing with, any governmental body, agency or official, and no third-party consents are required to consummate this transaction; this Agreement has been duly executed by, and constitutes a valid and binding agreement of Genesis enforceable in accordance with its terms (except as the same may be restricted, limited or delayed by applicable bankruptcy or other laws affecting creditor's rights generally), subject to Genesis' receipt of the consents set forth in Exhibit 4.6 below.

      (c) This Agreement is valid and binding upon Genesis and enforceable against Genesis in accordance with its terms.

      (d) All of the foregoing representations and warranties shall be true at the time of this Agreement, as of the Closing, and shall survive for a period of six (6) months following the Closing.

    3.3 Brokerage Fees and Commissions. Genesis and ET represent and warrant that they have not dealt with any broker or with any other entity or individual that would be entitled to any commission, finder's fee or any similar compensation in connection with Genesis's acquisition of the Facilities. ET and Genesis shall each indemnify and hold harmless the other from all liability arising from any claim for which the indemnifying party is responsible with respect to any finder's or brokerage fees or agent's commissions in connection with this transaction. The provisions of this paragraph shall survive any termination of this Agreement.

                                   ARTICLE IV
              CONDITIONS TO CONSUMMATION OF TRANSACTION BY GENESIS

    The obligation of Genesis to consummate Closing shall be subject to fulfillment (or waiver at or prior to the date of the Closing) of the following conditions:

    4.1 Representations, Warranties and Covenants. The representations and warranties made by ET in this Agreement, and in any document delivered by ET pursuant to this Agreement, shall be true and correct in all material respects when made and on and as of the date of the Closing as though such representations and warranties were made on and as of such date. ET shall not have defaulted in the performance of any covenant required to be performed hereunder.

    4.2 No Material Adverse Change. There shall have been no material adverse change in the value or condition of the Facilities since the date hereof

    4.3 Title Insurance; Survey. The Title Company shall have issued to Genesis an ALTA leasehold title insurance policy effective as of the date of the Closing or an unconditional commitment therefor insuring the leasehold interest in the Facilities in an amount not less than the fair market value of the leasehold interest in the Facilities, subject to no exceptions other than
(a) the Existing Loan Documents (or if appropriate, a lease or sublease with Genesis Entity), (b) those easements, reservations and restrictions (but specifically excluding any monetary liens and/or encumbrances) existing as of September 3, 1998, (c) those survey matters existing as of September 3, 1998, and (d) the Permitted Exceptions. Genesis hereby agrees to accept coverage similar to that obtained by ET in 1998 unless Genesis determines to file of record evidence of the leases (e.g., a memorandum of lease). Title shall otherwise be in a form acceptable to Genesis in its sole and absolute discretion. In addition, Genesis shall have received, at its sole discretion, an ALTA survey of the Facilities, showing no encroachments on the Facilities or from the Facilities onto an adjacent property, or any other condition that may adversely affect the title thereto or the value thereof, in

Genesis's sole discretion, except as described above in this section.

    4.4 No Order or Injunction. Closing shall not have been restrained, enjoined or prohibited by any order or injunction of any court or governmental authority of competent jurisdiction nor shall there be any pending or threatened condemnation proceeding with respect to the Facilities or any portion thereof.

    4.5 Instruments of Conveyance. ET shall have delivered the instruments referred to in Section 6.2.

    4.6. Consents. All required consents, including those from Genesis' lender as set forth on Exhibit 4.6, and those from ET's lender, shall have been obtained to the satisfaction of Genesis, with no modification of the Existing Loan Documents unless otherwise disclosed to and approved by Genesis, and ET shall have paid all required transfer or other fees required by ET's lender in connection therewith, subject, however, to the provisions of Section 9(d)) of the Master Agreement dealing with sharing of closing costs. In addition, ET shall have provided to Genesis consents from Wachovia Bank, N.A. to: (a) all of the lease modifications that are closing contemporaneously herewith, and (b) the substitution of GHC in place of GHV as guarantor of each of the foregoing leases.

    4.7 Violation of Environmental Law. There shall exist no violation of any Environmental Law not caused by Genesis or presence on the Facilities of any Hazardous Material other than those brought on the Facilities by Genesis. Genesis is authorized to conduct whatever environmental tests Genesis deems necessary to satisfy this condition, and to hire consultants to do so, but Genesis agrees to repair any physical damage caused by any such test.

    4.8.  Intentionally Deleted.

    4.9. Violation of Law. ET shall not have committed or created any violation of law with respect to the Facilities.

    4.10 Conduct of Business Pending Closing. Between the date hereof and the Closing, without GHV's prior written consent, ET will not, in its capacity as a member or limited partner, or otherwise, cause ET Company or ET Limited Partner to take any action (i) outside the ordinary course of business or (ii) which could have a material adverse effect on ET Partnership or the operations thereof.

                                   ARTICLE V
                CONDITIONS TO CONSUMMATION OF TRANSACTION BY ET

    The obligation of ET to consummate Closing shall be subject to fulfillment (or waiver) at or prior to the date of the Closing of the following conditions:

    5.1 Representations, Warranties and Covenants. The representations, warranties and covenants made by Genesis in this Agreement, in any document delivered by Genesis pursuant to this Agreement shall be true and correct in all material respects when made and on and as of the date of the Closing as though such representations, warranties and covenants were made on and as of such date.

    5.2. Consents. All consents necessary for the consummation of the Closing by ET shall have been obtained, including those from ET's lenders, as further identified on Exhibit 5.2.

                                   ARTICLE VI
                                  THE CLOSING

    Subject to the terms and conditions of this Agreement, the Closing shall take place promptly after satisfaction or waiver of the conditions set forth in Articles IV and V hereof.

    6.1 Closing Location. Closing shall occur commencing at 10:00 A.M. at the offices of Genesis' counsel, Blank Rome, LLP, One Logan Square, Philadelphia, Pennsylvania 19103.

    6.2 Closing Deliveries by ETOP: At Closing, ETOP shall deliver or cause to be delivered the following:

      (a) an Assignment of Membership Interests conveying all of ETOP's interest in and to ET Company free and clear of all liens and encumbrances in the form attached hereto as Exhibit "D";

      (b) an Assignment and Assumption Agreement pursuant to which ETOP shall convey to Meridian all of ETOP's limited partnership interests in ET Partnership free and clear of all liens and encumbrances, in the form attached hereto as Exhibit "E";

      (c) a certification duly executed by ETOP under penalty of perjury, setting forth ETOP's address and Federal tax identification number;

      (d) such assignment agreements as may be deemed necessary and appropriate by Genesis and ET;

      (e) a certificate from a duly authorized agent of ET certifying that the representations and warranties of ET set forth herein are true and correct in all material respects as of the Closing Date;

      (f) such other documents and instruments as Genesis and ET agree are necessary or appropriate, or as may be reasonably required by the title insurance company.

      (g) ET shall deliver to Genesis (a copy of which shall be delivered at least two Business Days prior to Closing for inspection by Genesis) an estoppel certificate in recordable form executed by ET and the applicable ET Entity addressed to Genesis and the applicable Genesis Entity certifying: (i) the then principal balance of the applicable Existing Loan Documents, (ii) the dates through which all payments have been made with respect to the applicable Existing Loan Documents, (ii) that there is no default or event of default under the applicable Existing Loan Documents and that they are in full force and effect, and (Iv) confirming that the appropriate Existing Loan Documents are the only documents being assumed by the applicable Genesis Entity.

      (h) ET shall deliver to Genesis (a copy of which shall be delivered at least two Business Days prior to Closing for inspection by GHV) an estoppel certificate in recordable form executed by ET addressed to Genesis certifying:
(i) certifying the amounts of any monies on deposit under the lease or option agreement, and (ii) certifying that there is no default or event of default under the applicable lease and/or option agreement and that they are in full force and effect.



    6.3 Closing Deliveries by Genesis. At Closing Genesis shall deliver or cause to be delivered the following:

      (a) a certificate from a duly authorized officer of Genesis certifying that the representations and warranties of Genesis set forth herein are true and correct in all material respects as of the Closing Date;

      (b) an Indemnification Agreement for the benefit of ET in the form attached as Exhibit 6.3(b).

      (c) a release or termination of that certain Indemnification Consent and Acknowledgment Agreement dated September 3, 1998, between GHV and ETOP.

      (d) such other documents and instruments as ET and Genesis agree are necessary or appropriate, or as may be reasonably required by the title insurance company.

    6.4 Closing Costs. Subject to the provisions of Section 9(d) of the Master Agreement, Genesis shall pay the following costs: (i) survey costs;
(ii) costs, including the payment of the title insurance premium, of obtaining a title insurance policy for the benefit of Genesis and (iii) all recording fees and charges for the deed. ET will pay all recording fees and release charges to satisfy, release or remove any encumbrance or lien of record. Each party shall pay its own legal fees. Documentary and transfer fees imposed on, or in connection with, the transfer of the Facilities and fees related to the consent of ET's lenders or fees related to the assumption of loans by Genesis will be shared by the parties in accordance with Section 9(d) of the Master Agreement.

    6.5 Rent Prorations. ET and Genesis agree that adjustments of rent under the Subleases shall be made as of the Closing Date, and a statement setting forth such adjustments shall be initialed by the parties. In addition, all security deposits and any escrow reserves which ET is holding shall belong to Genesis at Closing as part of its acquisition.

    6.6 Possession. At Closing, Genesis shall be in possession of the Facilities.

    6.7 Further Assurances. In addition to the obligations required to be performed hereunder by ET at the Closing, ET agrees to perform such other acts, and to execute, acknowledge, and/or deliver subsequent to the Closing such other instruments, documents, and other materials, as Genesis may reasonably request in order to vest title to the Facilities in Genesis.

    6.8 Deadline for Closing. In the event the Closing has not occurred by March 31, 2004, and neither party is in breach hereunder, this Agreement shall be terminated, unless otherwise extended by mutual agreement of the parties in writing. Except as to matters which by the terms hereof are to survive any termination, neither party shall have any further obligations hereunder in conjunction with a termination pursuant to this provision.

    6.9 Consent to Reorganization. As of the Reorganization, and subject to ET's receipt of consent from ET's lenders as set forth on Exhibit 5.2, ET shall be deemed to consent to the Reorganization as defined herein with respect to the impact thereof on the Facilities and shall be deemed to waive any right of ET which may arise upon the Reorganization between ET and GHV. Effective as of the consummation of the Reorganization and conditioned upon the receipt of any necessary lender consents and GHC's execution and delivery to ET of a Back-Up Tax Indemnity substantially in the form of Exhibit B-8 to the Master Agreement, ET shall release, and be deemed to have consented to the release of, GHV as an indemnitor under the Back-Up Tax Indemnity. Effective as of the consummation of the Reorganization and conditioned upon the receipt of any necessary lender consents and GHC's execution and delivery of a replacement guaranty of sublease in form substantially identical to that certain Guaranty of Sublease dated September 3, 1998, from GHV to ET Partnership, ET Partnership shall release, and be deemed to have consented to the release of, GHV as the guarantor of the Sublease.

                                  ARTICLE VII
                           CONDEMNATION; DESTRUCTION

    7.1 Condemnation of the Land. If after the date hereof and prior to the Closing all or a material part of the Land and/or the improvements thereon is taken by eminent domain or condemnation (or sale in lieu thereof) such that the operation of a skilled nursing facility on the Land in the present form or the Facilities' compliance with zoning laws is disturbed or otherwise compromised, Genesis may, by written notice to ET delivered within thirty (30) days of receipt of a copy of the notice of condemnation from ET, elect to cancel this Agreement, in which event both parties shall be relieved and released of and from any further liability hereunder, and this Agreement shall be considered canceled. If no such election is made, this Agreement shall remain in full force and effect and the purchase contemplated herein, less any interest taken by eminent domain or condemnation, shall be effected with no further adjustment except that the condemnation award shall be assigned to Genesis.

    7.2 Destruction of Facilities; Risk of Loss. The Land and/or the Facilities thereon are to be held at the risk of ET until Closing. In the event of any substantial destruction or damage to the Facilities, Genesis may terminate this Agreement within thirty (30) days of the event to the extent that Genesis, as tenant, may terminate the Lease Agreement as a result of such destruction or damage, and upon such termination, neither party shall have any liability to the other. If no such election is made, or if Genesis is not entitled to terminate this Agreement, then the purchase contemplated herein shall be effected with no adjustment except that the insurance award shall be assigned to Genesis and Genesis shall receive a credit in the amount of any deductible.

                                  ARTICLE VIII
                              REMEDIES ON DEFAULT

    8.1 ET's Remedies. Except for any breaches waived in writing by ET, if Genesis has breached any of its covenants or obligations under this Agreement or has failed, refused or is unable to consummate the Closing by the date of the Closing when and as required to do so hereunder, then ET shall have the sole and exclusive right either: (a) to bring an action seeking the specific performance of the obligations of Genesis hereunder, or (b) to be paid an amount equal to ten percent (10%) of the Consideration described in Section 2.2(a) above, as liquidated and agreed upon damages, in which case upon Genesis' payment of such amount to ET, this Agreement shall terminate and the parties' obligations hereunder shall become null and void. It is agreed that the provisions of this Paragraph 8.1 for liquidated and agreed upon damages are a bona fide pre?estimate of actual damages and a provision for such, and are not a penalty, the parties understanding that by reason of the withdrawal of the Facilities from sale to the general public at a time when other parties would be interested in purchasing the Facilities, that Seller shall have sustained damages which will be substantial, but will not be capable of determination with mathematical precision. Therefore, this provision for liquidated and agreed upon damages has been incorporated as part of this Agreement as a provision beneficial to both parties and ET shall have no other remedies except as provided herein and shall have no right to pursue or receive consequential or special damages.

    8.2 Genesis' Remedies. Except for any breaches waived in writing by Genesis, if ET has breached any of its covenants or obligations under this Agreement or has failed, refused or is unable to consummate the Closing by the date of the Closing when and as required to do so hereunder, then Genesis shall have the sole and exclusive right either: (a) to bring an action seeking the specific performance of the obligations of ET hereunder, or (b) to bring an action for actual damages, in which case this Agreement shall terminate and the parties' obligations hereunder shall become null and void. In no event shall Genesis have the right to pursue or to receive special or consequential damages.

                                   ARTICLE IX
                                INDEMNIFICATION

    9.1  Indemnification by ET.

      ET hereby, jointly and severally, indemnify and agree to defend and hold harmless Genesis, and its officers, directors, employees, agents and successors and assigns, and its general partners and any officers, trustees, directors, employees, agents and successors and assigns of such general partners ("Genesis Indemnitees"), from and against any and all demands, claims, actions or causes of action, assessments, expenses, costs, damages, losses and liabilities (including attorneys' fees and other charges) which may at any time be asserted against or suffered by any Genesis Indemnitee, the Facilities, or any part thereof whether before or after the date of the Closing, as a result of, on account of or arising from (a) the failure of ET to perform any of its obligations hereunder or the breach by ET of any of its representations and warranties made herein, (b) events, contractual obligations, acts or omissions of ET that occurred in connection with the ownership or operation of ET Company, ET Partnership and/or the Facilities prior to the Closing, (c) damage to property or injury to or death of any person or any claims for any debts or obligations occurring on or about or in connection with the Facilities or any portion thereof or with respect to the operation of the Facilities at any time or times prior to the Closing, or (d) any obligation, claim, suit, liability, or obligation under any contract, agreement, debt or encumbrance (other than Permitted Exceptions) determined, arising or accruing prior to the date of the Closing, regardless of when asserted, relating to ET Company, ET Partnership and/or the Facilities or their operations, including, without limitation, and all liabilities for federal or state income taxes or other taxes, which shall not have been set forth or specifically described in this Agreement or the Schedules and the Exhibits hereto, provided however, that with respect to (b), (c) and (d) above, ET shall not be obligated to indemnify the Genesis Indemnitees for those matters for which Genesis was otherwise obligated under the Sublease. The obligations of ET under this Section 9.1 shall survive the Closing for a period of twelve (12) months, except as events, contractual obligations, litigation, payment of taxes and other acts or omissions of ET that occurred in connection with the ownership or operation of ET Company, ET Partnership and/or the Facilities prior to the Closing, which shall survive the Closing for the applicable statutory period.

    9.2 Indemnification by Genesis. Subject to the qualifications set forth in this Section 9.2, Genesis hereby indemnifies and agrees to defend and hold harmless ET and its officers, directors, employees, agents and successors and assigns ("ET Indemnitees"), from and against any and all demands, claims, actions or causes of action, assessments, expenses, costs, damages, losses and liabilities (including attorneys' fees and other charges) which may at any time be asserted against or suffered by any ET Indemnitee, whether before or after the date of the Closing, as a result of, on account of or arising from
(a) the failure of Genesis to perform any of its obligations hereunder or the breach by Genesis of any of its representations and warranties made herein,
(b) events, contractual obligations, acts or omissions of Genesis that occurred in connection with the ownership or operation of ET Company, ET Partnership and/or the Facilities subsequent to the Closing, or (c) damage to property or injury to or death of any person or any claims for any debts or obligations occurring on or about or in connection with the Facilities or any portion thereof or with respect to the operation of the Facilities at any time or times subsequent to the Closing. The obligations of Genesis under this Section 9.2 shall survive the Closing for a period of twelve (12) months.

                                   ARTICLE X
                                    GENERAL

    10.1  Notices.

      (a) All notices, demands and requests required under this Agreement shall be in writing. All such notices, demands and requests shall be deemed to have been properly given if hand delivered or if sent by, facsimile, nationally recognized overnight delivery service, or United States registered or certified mail, return receipt requested, postage prepaid, at the following addresses:

     If to: ET:             Little Falls Center One
                            2711 Centerville Road - Suite 108
                            Wilmington, DE  19808
                            Attention:  Michael R. Walker, Acting President
                            Telephone:  (302) 993-1022
                            Facsimile:  (302) 993-1023

         With a copy to:    Hogan & Hartson L.L.P.
                            8300 Greensboro Drive - Suite 1100
                            McLean, Virginia  22102
                            Attention:  Lee E. Berner, Esquire
                            Telephone:  (703) 610-6137
                            Facsimile:  (703) 610-6200

   If to Genesis:           c/o Genesis Health Ventures, Inc.
                            101 East State Street
                            Kennett Square, PA 19348
                            Attention: Law Department
                            Telephone: (610) 444-6350
                            Facsimile: (610) 925-4242

         with a copy to:    Blank Rome LLP
                            One Logan Square
                            Philadelphia, PA 19103-6998
                            Attention: Matthew J. Comisky, Esquire
                            Telephone:  (215) 569-5678
                            Facsimile: (215) 832-5678

      (b) The parties may change the address to which such communications are to be directed by giving written notice to the others in the manner provided in this section.

      (c) Notices, demands and requests shall be deemed sufficiently served or given for all purposes hereunder (i) if hand delivered or sent by facsimile, on the date of receipt; (ii) if sent by facsimile, upon confirmation and voice confirmed, (iii) if sent by overnight delivery service, one (1) day following the deposit with such delivery service; or (iv) if sent by registered or certified mail, three (3) days following the deposit in any Post Office or Branch Post Office regularly maintained by the United States Government.

    10.2 No Waiver. No failure by a party to exercise and no delay in exercising any right, power, privilege or discretion under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, privilege or discretion hereunder preclude any other or further exercise thereof or the exercise of any right, power, privilege or discretion provided for herein; nor shall any waiver thereof be effective unless in writing and signed by the party waiving the same.

    10.3 Benefit and Assignment. No party hereto shall assign this Agreement, in whole or in part, whether by operation of law or otherwise, without the prior written consent of the other party, which consent shall not be unreasonably withheld, and any purported assignment contrary to the terms hereof shall be null, void and of no force and effect, provided that Genesis may (i) assign this Agreement and its rights hereunder, to a corporation partnership, limited liability company or other entity of which the entire ownership interest is owned directly or indirectly by Genesis or its affiliates without the consent of ET, or (ii) contribute the Facilities, or any portion thereof, to a corporation, partnership, limited liability company or other entity in exchange for 100% of the ownership interests in such entity; no such assignment or contribution shall relieve ET of its obligations hereunder.

      This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns as permitted hereunder. No person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and the covenants and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors and assigns as permitted hereunder.

    10.4 Governing Law. This Agreement, the rights and obligations of the parties hereto and any claims and disputes relating thereto shall be governed by and construed under the laws of the State (but not including the choice of law rules thereof).

    10.5 Entire Agreement Amendment. This Agreement and the exhibits and schedules hereto and the agreements referred to herein set forth the entire agreement and understanding of the parties in respect of the transactions contemplated hereby and supersede all prior agreements, arrangements and understandings relating to the subject matter hereof. No amendment, change or modification of this Agreement shall be valid unless the same is in writing and signed by the parties hereto.

    10.6 Counterparts/Facsimile Signature Pages. This Agreement may be executed in any number of counterparts and each such counterpart shall be deemed to be an original, but all such counterparts together shall constitute but one Agreement. For purposes of binding the parties, signatures may be exchanged by the use of facsimile and confirmed by live signatures circulated immediately thereafter.

    10.7 Severability. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

    10.8  Miscellaneous.

      (a) Both parties participated in the drafting of this Agreement and no presumptions shall arise by virtue of the identity of the draftsmen.

      (b) Delivery of the conveyancing instruments, the documents and/or the consideration required hereunder of either party shall constitute good and sufficient tender of performance of the terms hereof by the complying party.

      (c) Section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

      (d) The parties hereto represent and warrant to the other that neither party has engaged the services of a broker or agent and no fees or commissions are due or owing with respect to the transactions contemplated herein.

      (e) GHV and ET shall consult with one another in advance concerning the form and substance of any press release relating to this Agreement or the transactions contemplated hereby; provided, however, that this obligation shall not prohibit any party hereto from making any disclosure which is necessary to fulfill such party's disclosure obligations imposed by law or regulation.

      (f) Time is of the essence of this Agreement. If any time period or date ends on a day or time which is a weekend, legal holiday or bank holiday, such period shall be extended to the same time on the next Business Day.

      (g) Should any provision of this Agreement require judicial interpretation, it is agreed that the court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be construed more strictly against the party who itself or through its agent prepared the same, it being agreed that the agents of all parties have participated in the preparation of this Agreement.

      (h) Genesis Entities and the ET Entities executing this Agreement agree for themselves to execute and deliver such further documents as are necessary or desirable to implement and accomplish the agreements and terms of this Agreement.

      (i) Genesis and ET shall use commercially reasonable efforts to keep confidential all information relating to the terms of this Agreement and all information relating to the parties, their officers and directors (other than information which is a matter of public knowledge or which has heretofore been or is hereafter published in any publication for public distribution or filed as public information with any governmental authority) and such information shall not at any time be used for the advantage of, or disclosed to third parties (other than the counsel, accountants, lenders of each of the parties hereto and other parties necessary for the consummation of the transactions contemplated herein).

      (j) GHV agrees to use commercially reasonable efforts to obtain the written consent of the landlords under the Meridian 7 Leases to the release of ETOP as indemnitor under that certain Indemnification Agreement made as of September 3, 1998, by ETOP in favor of the persons and entities listed on Exhibit B thereto, and to the substitution of GHC as the indemnitor thereunder in place of ETOP (the "Meridian 7 Owners Consent"). Upon the closing of transactions under this Agreement, and through and until the occurrence of the Reorganization, GHV and GHC agree to execute and deliver to ETOP an indemnity agreement in the form attached to the Master Agreement as Exhibit "B-8" (the "Back-Up Tax Indemnity") which will provide for GHV and GHC to indemnify ETOP for any loss or damage it may suffer in connection with its obligations under the Tax Indemnity Agreement as a result of any actions of GHV and/or GHC, and which will release ETOP from its indemnification obligations to GHV under that certain Indemnification Consent and Acknowledgment Agreement between ETOP and GHV dated September 3, 1998 (the "1998 Tax Indemnity"). Upon the Reorganization, without the need for any further action or confirmation, ETOP hereby acknowledges and agrees that GHV shall be released and relieved of all obligations under the Back-Up Tax Indemnity, which shall then be null and void, and unenforceable, as against GHV, but shall remain in full force and affect solely as against GHC; provided, however, that nothing herein shall affect or modify the release of ETOP under the 1998 Tax Indemnity as aforesaid.

    IN WITNESS WHEREOF, the parties hereto have executed and sealed this Agreement as of the day and year first written above.



WITNESS:                  ET


                          ET MERIDIAN GENERAL PARTNER, L.L.C.,
                          a Delaware limited liability company

                          By: ElderTrust Operating Limited Partnership, sole member

                                 By:     ElderTrust, General Partner



________________________         By:___________________________
                                 Name:   Michael R. Walker
                                 Title:  Acting President and Chief
                                         Executive Officer



                          ELDERTRUST OPERATING LIMITED
                          PARTNERSHIP, a Delaware limited partnership

                          By:    ElderTrust, General Partner



                                 By:     _________________________________
                                 Name:   Michael R. Walker
                                 Title:  Acting President and Chief
                                         Executive Officer


                                 Date:  September _____, 2003

                                    GENESIS


                               MERIDIAN HEALTHCARE, INC.,
                               a Pennsylvania corporation



________________________       By:______________________________
                                  Name:   James V. McKeon
                                  Title:  Senior Vice President



                               GENESIS HEALTHCARE CORPORATION,
                               a Pennsylvania corporation



________________________       By:______________________________
                                  Name:   James V. McKeon
                                  Title:  Senior Vice President


                                  Date: September _____, 2003

                                    JOINDER

The undersigned, as the parent corporation of Meridian, hereby joins in the execution of the foregoing Conveyance and Transfer Agreement as buyer and agrees to perform, or cause the performance of all of the obligations of Meridian hereunder, provided, however, that upon the consummation of the Reorganization the undersigned shall be released automatically from any and all obligations under this Agreement without the need for notice, consent, acknowledgement or the execution of further documentation.


                               GENESIS HEALTH VENTURES, INC.,
                               a Pennsylvania corporation



                               By:____________________________
                                      Name:   James V. McKeon
                                      Title:  Senior Vice President



                               Date: September _____, 2003



                                LIST OF EXHIBITS

             Exhibit "A"    -       The Land
             Exhibit "B"    -       Permitted Exceptions
             Exhibit "C"    -       Definition of Reorganization
             Exhibit "D"    -       Form of Assignment of Membership Interest
             Exhibit "E"    -       Form of Assignment of Limited Partnership
                                    Interest
             Exhibit 3.1(c)         Existing Loan Documents
             Exhibit 3.1(e)         Schedule of Litigation
             Exhibit 3.1(k)         Environmental Disclosure Schedule
             Exhibit 3.1(l)         Contract Rights
             Exhibit 3.1(t)         ET Partnership Liabilities and Financial
                                    Obligations
             Exhibit 4.6            List of Required Consents from Genesis
             Exhibit 5.2            List of Required Consents from ET
             Exhibit 6.3(b)         Form of Indemnification Agreement

             Schedule A     -       Schedule of Prime Leases
             Schedule B     -       Schedule of Subleases

                                                                       EXHIBIT A

                                    The Land

    Corsica Hills
    Centreville, MD

    BEGINNING FOR THE SAME at a concrete monument found in the northernmost corner of the lands of Maryland National Bank, Trustees (See C.W.C. 39/155). Said beginning point further being the beginning point for Parcel No. 1 of that conveyance from Dewey H. McMann to Maryland National Bank, Trustees by deed dated December 31, 1968 and recorded among the Land Record Books for Queen Anne's County, Maryland, in Liber C.W.C. 39, folio 155 aforesaid. Said beginning point further being designated as Monument A of block C as shown on the Revised Plat of Corsica Hills, prepared by Walter E. Woodford, Jr. in September of 1956;

    THENCE, leaving the beginning point so fixed and binding on the division line between the Maryland National Bank, Trustees lands and the herein described lands, South 49 degrees 36 minutes 57 seconds West 188.00 feet to an iron pipe set;

    THENCE, leaving the Maryland National Bank lands and continuing the same course 7.99 feet to the center line of Turpin's Branch;

    THENCE, with the center line of said Branch and the southeastern most mean high water line of Corsica River, the twenty-two (22) following courses and distances,

    North 44 degrees 49 minutes 46 seconds West 14.87 feet to a point, North 48 degrees 34 minutes 54 seconds West 52.57 feet to a point, North 53 degrees 41 minutes 02 seconds West 72.26 feet to a point, North 46 degrees 50 minutes 31 seconds West 48.38 feet to a point, North 68 degrees 58 minutes 45 seconds West 80.03 feet to a point, North 39 degrees 19 minutes 30 seconds West 146.67 feet to a point, North 48 degrees 40 minutes 42 seconds West 73.30 feet to a point, North 40 degrees 11 minutes 41 seconds West 91.73 feet to a point, North 31 degrees 59 minutes 49 seconds West 47.17 feet to a point, North 06 degrees 50 minutes 51 seconds West 43.35 feet to a point, North 63 degrees 14 minutes 30 seconds East 55.68 feet to a point, North 23 degrees 57 minutes 23 seconds East 74.99 feet to a point, South 65 degrees 37 minutes 04 seconds East 35.18 feet to a point, South 69 degrees 37 minutes 03 seconds East 21.34 feet to a point, South 70 degrees 01 minutes 47 seconds East 53.96 feet to a point, North 89 degrees 20 minutes 00 seconds East 59.11 feet to a point, North 74 degrees 57 minutes 02 seconds East 62.94 feet to a point, North 56 degrees 02 minutes 51 seconds East 105.67 feet to a point, North 41 degrees 31 minutes 56 seconds East 106.99 feet to a point, North 30 degrees 42 minutes 47 seconds East 59.85 feet to a point, North 28 degrees 41 minutes 56 seconds East 132.34 feet to a point, and

    North 17 degrees 33 minutes 15 seconds East 78.06 feet to a point.

     THENCE, leaving the aforementioned mean high water line of the Corsica River and running for six (6) new lines of division through the lands of Olivia Cann Carter and Clayton C. Carter, Successor Trustee for Eugene Clayton Cann (see S.S. 7/110), South 55 degrees 11 minutes 00 seconds East 207.03 feet to an iron pipe set in the northwestern side of a 50 foot radius cul-de-sac at the terminus of Armstrong Street Extended as hereby proposed, passing in transit a concrete monument set 50.00 feet from the end thereof;

    THENCE, binding on the northeasternmost right-of-way line of the proposed Armstrong Street Extended, along the arc of a curve to the right, a distance of 120.59 feet, said curve having a radius of 50.00 feet and scribed by a chord of South 76 degrees 05 minutes 19 seconds East 93.42 feet to a point of reverse curvature;

    THENCE, binding on the arc of a curve to the left, a distance of 21.03 feet, said curve having a radius of 25.00 feet and scribed by a chord of South 31 degrees 05 minutes 19 seconds East 20.41 feet to a point of tangency and still with the northeastern most right-of-way line of Armstrong Street, a 50 foot wide right-of-way, South 55 degrees 11 minutes 00 seconds East 429.10 feet to a point of curvature;

    THENCE, binding on the arc of a curve to the right, a distance of 115.89 feet, said curve having a radius of 125.28 feet and scribed by a chord of south 28 degrees 41 minutes 00 seconds East 111.80 feet to a point of tangency;

    THENCE, South 02 degrees 11 minutes 00 seconds East 15.00 feet to a concrete monument set at the northwestern most corner of Lot No. 10 of Block B as shown on the aforementioned Revised Plat of Corsica Hills;

    THENCE, with the division line between Lot No. 10 aforesaid and the herein described lands, South 02 degrees 11 minutes 00 seconds East 200.00 feet to a concrete monument set in the northernmost right-of-way line of U.S. Route 213;

    THENCE, leaving Block B of Corsica Hills and binding on said right-of-way, South 87 degrees 49 minutes 00 seconds West 50.00 feet to a concrete monument set at the southeasternmost corner of Lot No. 1 of Block C as shown on the aforementioned Revised Plat of Corsica Hills;

    THENCE, leaving the northernmost right-of-way line of Route 213 and binding on the outline of Block C as shown on the aforementioned plat the six
(6) following courses and distances, North 02 degrees 11 minutes 00 seconds West 200.00 feet to a concrete monument set, South 87 degrees 49 minutes 00 seconds West 110.00 feet to a point, South 80 degrees 25 minutes 00 seconds West 129.00 feet to a point, South 65 degrees 14 minutes 00 seconds West
136.38 feet to a point, South 57 degrees 48 minutes 00 seconds West 121.71 feet to a point and South 48 degrees 12 minutes 00 seconds West 185.22 feet to the place of beginning. Containing in all 12.053 acres of land more or less, as survey by J.R. McCrone, Jr., Inc., Registered Professional Engineers and Land Surveyors in January of 1975.

    Heritage Center
    Dundalk, MD

    BEGINNING for the same on the North side of German Hill Road at the corner of Lot No. 6 running thence Westerly along the German Hill Road 204.96 feet to the whole outline of the property conveyed to the Cityco Realty Company by Ambrose Hessler thence Northerly along said outline 450.66 feet to Lot No. 38 thence Easterly along Lot No. 38, 207.93 feet to Lot No. 7 thence Southerly along Lots Nos. 7 and 6, 491.13 feet to the place of beginning.

    BEING known and designated as Lot No. 5 on a Plat entitled "Beverly Farms" which plat is recorded among the Plat Records of Baltimore County in Plat Book W.P.C. No. 4, folio 80.

    The improvements thereon being known as No. 7308 German Hill Road.

    SAVING AND EXCEPTING THEREFROM all that strip of land of irregular dimensions containing 0.1764 acres, more or less, which was granted and conveyed by August H. Koch and Catherine Koch, his wife, to Baltimore County, Maryland, for the widening of German Hill Road by Deed dated March 5, 1964 and recorded among the Land Records of Baltimore County in Liber R.R.G. 4276, folio 285; reference to which Deed and Plat attached thereto is made for a more complete description thereof.

    La  Plata Center
    La Plata, MD

    Beginning for the same at a point in the south right-of-way line of Maryland Route 225 leading from La Plata to Indian Head - 25 feet from the center line thereof, said point marking the northeast corner of the lot owned by Elmer W. Davis (Deed Liber 454, folio 295); running thence with said Route 225 South 88 degrees 48 minutes 16 seconds East 10.00 feet to a point; thence leaving Route 225 and running South 02 degrees 33 minutes 10 seconds West
200.36 feet to a point; thence with a curve to the right whose radius is 1600.00 feet, tangent is 281.98 feet, delta is 19 degrees 59 minutes 25 seconds and whose length is 558.23 feet to the P.T.; thence South 89 degrees 04 minutes 29 seconds West 629.21 feet to a point; thence North 00 degrees 55 minutes 31 seconds West 550.00 feet to a point in the outline of the entire tract; thence with said outline North 89 degrees 04 minutes 29 seconds East
498.16 feet to a point; thence South 88 degrees 48 minutes 16 seconds East
250.64 feet to a point marking the southeast corner of the above mentioned Elmer W. Davis lot; thence with said lot North 02 degrees 33 minutes 10 seconds East 200.13 feet to the point of beginning, containing (9.00) acres, more of less, as more particularly indicated as Parcel "A" on a plat recorded in Plat Liber 32, folio 132 among the Plat Records of Charles County, Maryland.

    TOGETHER WITH the benefit of an easement for water and sewerage over and through the hereinafter described parcel:

    BEGINNING for the same at a point in the south right-of-way line of Maryland Route 225 leading from La Plata to Indian Head - 25 feet from the center line thereof, said point marking the northeast corner of Lot 1 "Hawthorne Springs" Subdivision (Plat Book 7, folio 59) ; running thence with said Route 225 North 89 degrees 10 minutes 11 seconds East 38.91 feet to the Northwest corner of the lot owned by Wilson Bowling (Deed 164, folio 692) ; thence leaving said Route 225 and running with the said Bowling lot South 00 degrees 47 minutes 30 seconds East
199.92 feet to a point in the north boundary line of Parcel "A"; running thence with said Parcel "A" and binding thereon South 89 degrees 04 minutes 29 seconds West 39.72 feet to the southeast corner of the above mentioned Lot 1 "Hawthorne Springs", running thence with said lot North 00 degrees 33 minutes 27 seconds West 199.98 feet to the point of beginning, containing 7861 sq. ft., more or less, as more particularly indicated as Parcel "B" on a plat recorded in Plat Liber 32, folio 132 among the Plat Records of Charles County, Maryland.

    Multi-Medical Center
    Towson, MD

    PARCEL A:

    BEGINNING for the same at the intersection of the westernmost side of the York Road with the center line of an avenue 40 feet wide, said place of beginning being at the distance of 76 feet north 18 degrees 10 minutes east from a stone marked SA heretofore planted in the third line of the land which by deed dated May 14, 1894 and recorded among the Land Records of Baltimore County in Liber L.M.B. No. 205 folio 22, etc. was conveyed by the Safe Deposit and Trust of Company of Baltimore to the Trustees for Sheppard Asylum and running thence bounding on the center line of said Avenue the five following courses and distances, viz: north 59 degrees 26 minutes west 252.4 feet, north 48 degrees 18 minutes west 50 feet, north 35 degrees 51 minutes west 50 feet, north 12 degrees 12 minutes west 58.4 feet and north 03 degrees 35 minutes east 75 feet, thence running for a line of division now made south 67 degrees 23 minutes east 382.4 feet to the westernmost side of York Road, and thence bounding on the westernmost side of York Road, south 18 degrees 10 minutes west 196.8 feet to the place of beginning. The improvements thereon being known as No. 7700 York Road.

    PARCEL B:

    BEGINNING for the same at a stone marked S.A. heretofore planted a the intersection of the westernmost side of York Road (66 feet wide) with the third line of the land which by Deed dated May 14, 1894 and recorded among the Land Records of Baltimore County in Liber L.M.B. No. 205, folio 22, etc. was conveyed by The Safe Deposit and Trust Company of Baltimore to The Trustees of Sheppard Asylum; and running thence for a line of division along said third line North 78 degrees 22 minutes 32 seconds west 330.38 feet to a stone heretofore planted in said third line, thence North 52 degrees 11 minutes 15 seconds west 7.46 feet and running thence for a line of division now made North 17 degrees 05 minutes 17 seconds east 173.93 feet to the centerline of Alta Vista road (40 feet wide) (Private Right-of-Way); and running thence bounding on the centerline of said Road the three following courses and distances, viz: South 41 degrees 33 minutes 52 seconds east 38.03 feet; South 54 degrees 00 minutes 52 seconds East 50.00 feet; South 65 degrees 18 minutes 19 seconds east 252.20 feet to the intersection of the centerline of Alta Vista Road with the westernmost side of York Road, and thence bounding on the westernmost side of York Road South 12 degrees 29 minutes 27 seconds west
76.00 feet to the place of beginning. Containing a total of 0.887 acres of land, more or less. The improvements thereon being known as No. 7702 York Road.

    TOGETHER WITH the benefit of an easement designated "Easement C" in an Agreement dated October 9, 1984 and recorded among the aforesaid Land Records in Liber 6816, folio 292 between Beulah F. Axley, et al., 7710 Partnership, Multi-Medical Meridian Limited Partnership, which easement is over a parcel of land described as follows:

    0.0721 Acre Parcel, Easement "C", Part of the Land of Beulah Firor Axley, West of York Road, North of Said Joseph Hospital Road, Ninth Election District, Baltimore County, Maryland.

    Beginning for the same at the beginning of the eighth or South 02 degrees 17 minutes East 74.46 foot line of the land described in the Deed from Straw Man, Inc. to Beulah Firor Axley, dated August 8, 1972 and recorded among the Land Records of Baltimore County in Liber E.H.K., jr. 5291, folio 251, said beginning point being on the center line of the forty foot avenue referred to in said deed, running thence binding on said center line and on the outlines of said land, three courses: (1) South 02 degrees 08 minutes 20 seconds East
74.52 feet, (2) South 17 degrees 54 minutes 52 seconds East 58.40 feet, and
(3) South 41 degrees 33 minutes 52 seconds East 11.97 feet, thence binding on the eleventh line of the aforementioned land and on a part of the twelfth line thereof, two courses: (4) South 17 degrees 05 minutes 17 seconds West 20.04 feet, and (5) North 57 degrees 51 minutes 50 seconds West 10.28 feet to a point on the southwest side of forty foot avenue herein referred to, thence binding on the southwest and west side of said avenue, three courses: (6) North 41 degrees 33 minutes 52 seconds West 16.72 feet, (7) North 17 degrees 54 minutes 52 seconds West 65.36 feet, and (8) North 02 degrees 08 minutes
20 seconds West 77.29 feet, and thence, (9) North 87 degrees 51 minutes 40 seconds East 20.00 feet to the place of beginning.

    Containing 0.0721 of an acre of land.

    Severna Park Center
    Severna Park, MD

    BEGINNING for the same at the end of the 2nd or South 74 degrees 56 minutes 02 seconds East, 444.02 foot line of a conveyance from Stephen Joseph Szewczyk to the Board of Education of Anne Arundel County, Maryland, by deed dated April 30, 1969 and recorded among the Land Records of Anne Arundel County, Maryland in Liber 2262, folio 553; said point of beginning being further located at the end of the 3rd or North 67 degrees 07 minutes West
297.6 foot line of a conveyance from Lucy H. Saffield to Our Shepherd Evangelical Lutheran Church by deed dated March 13, 1961, and recorded among the Land Records of Anne Arundel County, Maryland in Liber 1461, folio 145; thence from said place of beginning so fixed and with said last mentioned line reversely, as now surveyed, South 74 degrees 55 minutes 08 East, 297.32 feet to a point at the end of the 2nd or North 20 degrees 15 minutes East 1804.6 foot line of said conveyance; thence with part of said line, reversely, as now surveyed, South 13 degrees 01 minute 08 seconds West, 1201.69 feet to a point; thence running through Our Shepherd Evangelical Lutheran Church Property for a line of division, North 74 degrees 55 minutes 08 seconds West, 278.24 feet to a point in the 5th, or South 20 degrees 00 minutes 04 seconds West, 1005.47 foot line of a conveyance from Nettie Lee Walton and Louis O. Brenan to Thomas
O. Beall, et ux., by deed dated November 26, 1946 and recorded among the Land Records of Anne Arundel County, Maryland in Liber 390, page 154; thence with part of said line, reversely, as now surveyed North 11 degrees 57 minutes 51 seconds East, 204.44 feet to an iron pipe; thence still with the Beall Property North 80 degrees 59 minutes 45 seconds

West, 4.83 feet to an iron pipe in the division line between the said Beall Property and a conveyance from James E. Beall to Philip A. Grace, et ux., by deed dated May 10, 1972 and recorded among the Land Records of Anne Arundel County, Maryland in Liber 2489, page 746; thence with part of a boundary line agreement between and among Philip A. Grace, et al., Medical Development Associates, et al., and Our Shepherd Lutheran Church (formerly known as Our Shepherd Evangelical Lutheran Church) dated April 30, 1981 and recorded among the Land Records of Anne Arundel County, Maryland in Liber 3406, page 475; North 12 degrees 23 minutes 13 seconds East, 200.29 feet to an iron pipe in the division line between Philip A. Grace, et ux., property and a conveyance form Russell B. Daywalt to Medical Development Associates by deed dated September 19, 1974, and recorded among the Land Records of Anne Arundel County, Maryland in Liber 2712, page 640; thence continuing with the aforementioned boundary line agreement North 12 degrees 23 minutes 13 second East 405.20 feet to a concrete monument found at the end of the 1st or South 67 degrees 09 minutes East, 434.12 foot line of the aforementioned conveyance to Medical Development Associates; thence leaving Medical Development Associates and with part of the aforementioned conveyance to the Board of Education of Anne Arundel County, Maryland, North 12 degrees 27 minutes 50 seconds East, 392.87 feet to the place of beginning. Containing 8.00 acres according to a description prepared by J.R. McCrone, Jr., Inc., Registered Professional Engineers and Land Surveyors in June, 1981.

    SAVING AND EXCEPTING therefrom, however, so much thereof as by Deed dated October 18, 1990 and recorded among the Land Records of Anne Arundel County in Liber 5206, folio 835 was granted and conveyed by Severna Associates Limited Partnership unto Anne Arundel County, Maryland.

    TOGETHER WITH the benefit of easements established by Deed of Easement dated June 10, 1981 and recorded among the Land Records of Anne Arundel County in Liber 3421, folio 800 between Medical Development Associates, Severna Associates Limited Partnership and Farmers National Bank of Maryland.

    Voorhees Center aka Cherry Hill Center
    Voorhees, NJ

    All that certain tract of land situate in the Township of Voorhees, County of Camden, and State of New Jersey being described as follows:

    Beginning at a point on the southeasterly sideline of Evesham Road (Route
544), said point being located the following two courses from the intersection of the center lines of Route 544 (66.0 feet wide) and Brendenwood Drive (50.0 feet wide):

    (a) measuring along the center line of Route 544, north 70 degrees 19 minutes 48 seconds east a distance of 50.0 feet to a point; thence

    (b) perpendicular to said center line of Route 544, south 19 degrees 40 minutes 12 seconds east a distance of 33.0 feet to the point of beginning; thence

    (1) measuring along the southeasterly sideline of Route 544 north 70 degrees 19 minutes 48 seconds east a distance of 691.13 feet to a point at the northwesterly corner of Lot 6.3 lands now or formerly Township of Voorhees; thence

    (2) measuring along the westerly boundary of lands now or formerly of Voorhees, south 09 degrees 00 minutes 00 seconds east a distance of 284.89 feet to a point; thence

    (3) continuing along said westerly boundary of lands now or formerly of Voorhees, south 42 degrees 46 minutes 00 seconds east a distance of 210.0 feet to a point; thence

    (4) continuing along said westerly boundary of said lands now or formerly of Voorhees, south 03 degrees 00 minutes 00 seconds east a distance of 225.0 feet to a point; thence

    (5) continuing along said westerly boundary of lands now or formerly of Voorhees, south 47 degrees 00 minutes 00 seconds west a distance of 90.0 feet to a point; thence

    (6) continuing along said westerly boundary of land now or formerly of Voorhees, north 81 degrees 00 minutes 00 seconds west, a distance of 58.29 feet to a point at the northeasterly corner of Lot 6.1 lands now or formerly of the Township of Voorhees; thence

    (7) along the northerly boundary of lands now or formerly of Voorhees continuing on a course of north 81 degrees 00 minutes 00 seconds west a distance of 166.71 feet to a point; thence

    (8) continuing along said northerly boundary of lands now or formerly of Township of Voorhees, south 71 degrees 30 minutes 00 seconds west a distance of 401.19 feet to a point on the northeasterly sideline of Brendenwood Drive; thence

    (9) along the northeasterly sideline of Brendenwood Drive, north 19 degrees 40 minutes 12 seconds west a distance of 579.21 feet to a point; thence

    (10) curving to the right with a radius of 25.0 feet for an arc distance of 39.27 feet (chord north 25 degrees 19 minutes 4 seconds east 35.36 feet) to a point; thence

    (11) north 19 degrees 40 minutes 12 seconds west a distance of 4.0 feet to point and place of beginning.

    Lot 6 Block 210 on the tax map of the Township of Voorhees.

    This description is in accordance with a survey made by Bock and Clark's National Surveyors Network, by George R. Buell, Registered Land Surveyor, N.J. License # 40334, dated July 1, 1998 and revised to July 14, 1998.

    Westfield Center
    Westfield, NJ

    All that certain tract, lot and parcel of land lying and being in the Town of Westfield, County of Union, and State of New Jersey, being more particularly described as follows:

    Beginning at a point in the dividing line between lands now or formerly of Schultz and Miller, said point being distant 109.07 feet on a course of north 34 degrees 35 minutes 50 seconds east from a point marked by an iron pipe on the northeasterly sideline of Lamberts Mill Road, said pipe being distant 2352.83 feet as measured along the sideline of Lamberts Mill Road from the southwesterly sideline of Rahway Avenue, said iron pipe being also distant
324.24 feet northwesterly from the northwesterly corner of formerly Andrew DeBray; thence

    (1) running along lands now or formerly of Schultz north 55 degrees 24 minutes 10 seconds west a distance of 258.93 feet to a point; thence

    (2) still along Schultz south 38 degrees 24 minutes 20 seconds west a distance of 176.72 feet to a point in the northeasterly sideline of Lamberts Mill Road marked by an iron pipe; thence

    (3) running along the sideline of Lamberts Mill Road north 69 degrees 21 minutes 30 seconds west a distance of 144.52 feet to a point; thence

    (4) still running along said sideline north 54 degrees 41 minutes 30 seconds west a distance of 250.32 feet to a point, said point being also the southeasterly corner of lands now or `formerly of Datchko; thence

    (5) along the southeasterly line of Datchko north 38 degrees 06 minutes 30 seconds east a distance of 450.00 feet to a point, said point being the northeasterly corner of lands of Datchko; thence

    (6) along the northeasterly line of lands now or formerly of Datchko, Lubik, and Garris north 54 degrees 41 minutes 30 seconds west a distance of
390.61 feet to a point marked by a concrete monument said point being the southwesterly corner of Tract of land as shown on map entitled, "Map of Berkshire Estates, Section #2," said map being filed in the Union County Clerk's Office, said point being also the southwesterly corner of lands now or formerly of Bauman; thence

    (7) along and binding on the southeasterly line of lands shown on "Map of Berkshire, Section #2," north 85 degrees 22 minutes 10 seconds east a distance of 1067.13 feet to a point marked by a concrete monument, said point being the line of lands now or formerly of the Roman Catholic Diocese of Newark; thence

    (8) along lands of the Catholic Church south 38 degrees 24 minutes 20 seconds west a distance of 532.76 feet to a point; thence

    (9) still along lands of the Catholic Church south 64 degrees 34 minutes 20 seconds east a distance of 236.04 feet to a point; thence

    (10) still along lands of the Catholic Church and also along lands of now or formerly Miller south 34 degrees 35 minutes 50 seconds west a distance of
426.82 feet to the point and place of beginning.

    Lot 41 Block 5402 on the tax map of the Town of Westfield.

                                                                       EXHIBIT B

                              Permitted Exceptions

        NOTE: Permitted Exceptions for all properties are subject to change based upon updated title commitments and surveys.

        Corsica Hills
        Centreville, MD

1. Special taxes or assessments, if any, for the year 2003 and subsequent years, not yet due and payable.

2. State and county real property taxes for the year 2003 and any subsequent years, not yet due and payable.

3. Rights or claims of parties in actual possession of any or all of the property.

4. Unrecorded easements, discrepancies or conflicts in boundary lines, shortage in area and encroachment which an accurate and complete survey would disclose.

5. Public or private rights, if any, in such portion of the subject premises as may be presently used, laid out or dedicated in any manner, for street, highway or alley purposes.

6. Boundary Line Deed and Agreement dated January 23, 1975 and recorded among the Land Records of Queen Anne's County in Liber 90, folio 773 by and between The Town Commissioners of Centreville and Olivia Cann Carter, et al.

7. Easement and Right of Way established by that certain Lease by and between Olivia Cann Carter, widow, and Clayton C. Carter, successor trustee for Eugene Clayton Cann and Medical Services Corporation dated February 1, 1975 and recorded among the aforesaid Land Records in Liber 91, folio 1; said Lease was assigned to Corsica Hills Associates on August 1, 1977 recorded among the aforesaid Land Records in Liber 124, folio 460.

8. Right of way granted to Delmarva Power & Light Company under Agreement dated October 20, 1983 and recorded among the aforesaid Land Records in Liber 209, folio 460.

9. Rights of the United States of America, the State of Maryland and the public generally in and to so much of the lands as lies below the mean high water mark of the Corsica River and/or Turpin's Branch.

10. Memorandum of Purchase Option by and between Michael J. Batza, Jr., et al and MHC Acquisition Corporation dated November 30, 1993 and recorded among said Land Records in Liber 447, folio 721; as amended by First Amendment to Purchase Option dated September 3, 1998; as assigned by Assignment of Option dated September 3, 1998 recorded in said Land Records in Liber 635, folio 107.

11. Subject to terms and conditions of a Lease Agreement dated November 30, 1993 between Corsica Hills Associates Limited Partnership, as lessor, and MHC Acquisition Corporation, as tenant, as amended and assigned.

12. Subject to terms and conditions of a Sublease Agreement dated September 3, 1998, between ET Sub-Meridian Limited Partnership, L.L.P., as lessor, and Meridian Healthcare, Inc., as lessee.

13. Deed of Trust and Security Agreement dated September 3, 1998 and recorded among said Land Records in Liber 635, folio 112 from Corsica Hills Associates Limited Partnership unto Richard Weidman, trustee for the benefit of German American Capital Corporation.

14. Assignment of Leases and Rents dated September 3, 1998 and recorded among said Land Records in Liber 635, folio 180 between Corsica Hills Associates Limited Partnership and German American Capital Corporation.

15. Financing Statement between Corsica Hills Associates Limited Partnership and German American Capital Corporation recorded on September 9, 1998 with the State Department of Assessments and Taxation as UCC Filing No. 0039100000025453.

16. Four Party Subordination, Non-Disturbance and Attornment Agreement among Corsica Hills Associates Limited Partnership, ET Sub-Meridian Limited Partnership, L.L.P., Meridian Healthcare, Inc. and German American Capital Corporation.

17. Assignment of Leases and Rents by ET Sub-Meridian Limited Partnership, L.L.P. to German American Capital Corporation

        Heritage Center
        Dundalk, MD

1. Special taxes or assessments, if any, for the year 2003 and subsequent years, not yet due and payable.

2. State and county real property taxes for the year 2003 and any subsequent years, not yet due and payable.

3. Rights or claims of parties in actual possession of any or all of the property.

4. Unrecorded easements, discrepancies or conflicts in boundary lines, shortage in area and encroachment which an accurate and complete survey would disclose.

5. Public or private rights, if any, in such portion of the subject premises as may be presently used, laid out or dedicated in any manner, for street, highway or alley purposes.

6. Restrictions, covenants and conditions set forth in Deed dated June 5, 1913 and recorded in the Land Records of Baltimore County in Liber WPC 422, folio 89 from Citco Realty Company of Baltimore City unto John H. Howard, et ux.

7. Deed and Agreement dated March 5, 1964 and recorded among the aforesaid Land Records in Liber 4276, folio 279 between August H. Koch, et ux. and Baltimore County, Maryland.

8. Right of Way granted to Baltimore Gas and Electric Company under and Agreement dated February 10, 1963 and recorded among the aforesaid Land Records in Liber 4346, folio 423.

9. Deed and Agreement dated June 3, 1980 and recorded among the aforesaid Land Records in Liber 6173, folio 1999 between Heritage Associates and Baltimore County, Maryland.

10. Matters disclosed by ALTA/ASCM Land Title Survey by Dewberry & Davis dated June 12, 1998, as follows:

        a. violation of zoning setback from the northerly property line by building located on the Land

        b. encroachment by fence appurtenant to the property adjoining to the west onto the subject property

        c.     mislocated fence along the northerly property line

11. Unrecorded Purchase Option by and between Heritage Associates Limited Partnership and Meridian Healthcare, Inc., as amended and assigned.

12. Subject to terms and conditions of a Lease Agreement dated November 30, 1993 between Heritage Associates Limited Partnership, as lessor, and MHC Acquisition Corporation, as tenant, as amended and assigned.

13. Subject to terms and conditions of a Sublease Agreement dated September 3, 1998, between ET Sub-Meridian Limited Partnership, L.L.P., as lessor, and Meridian Healthcare, Inc., as lessee.

14. Deed of Trust and Security Agreement dated September 3, 1998 and recorded among said Land Records in Liber 13137, folio 209 from Heritage Associates Limited Partnership unto Richard Weidman, trustee for the benefit of German American Capital Corporation.

15. Assignment of Leases and Rents dated September 3, 1998 and recorded among said Land Records in Liber 13137, folio 277 between Heritage Associates Limited Partnership and

        German American Capital Corporation.

16. Four Party Subordination, Non-Disturbance and Attornment Agreement among Heritage Associates Limited Partnership, ET Sub-Meridian Limited Partnership, L.L.P., Meridian Healthcare, Inc. and German American Capital Corporation.

17. Assignment of Leases and Rents by ET Sub-Meridian Limited Partnership, L.L.P. to German American Capital Corporation

        La  Plata Center
        La Plata, MD

1. Special taxes or assessments, if any, for the year 2003 and subsequent years, not yet due and payable.

2. State and county real property taxes for the year 2003 and any subsequent years, not yet due and payable.

3. Rights or claims of parties in actual possession of any or all of the property.

4. Unrecorded easements, discrepancies or conflicts in boundary lines, shortage in area and encroachment which an accurate and complete survey would disclose.

5. Public or private rights, if any, in such portion of the subject premises as may be presently used, laid out or dedicated in any manner, for street, highway or alley purposes.

6. Right of Way granted to American Telephone and Telegraph Company under Agreement dated February 8, 1945 and recorded among the Land Records of Charles County, Maryland in Liber 81, folio 127.

7. Indenture dated August 11, 1950 and recorded among the aforesaid Land Records in Liber 92, folio 278 from William F. Viering unto Southern Maryland Electric Cooperative, Inc.

8. Easement reserved in Deed dated July 19, 1983 and recorded among the aforesaid Land Records in Liber 919, folio 151 from Edward S. Digges, personal representative of the Estate of J. Dudley Digges, Estate No. 6307 and William F. Viering and Jean D. Viering unto Charlesmead Associates Limited Partnership.

9. Right of Way granted to Southern Maryland Electric Cooperative, Inc. under Agreement dated July 25, 1983 and recorded among the aforesaid Land Records in Liber 928 folio 132.

10. Terms, conditions, easements, restrictions and other criteria as shown on a Plat entitled "Land of J. Dudley Digges, et al" which plat is recorded among the aforesaid Land Records in Plat Book 32, page 132.

11. Matters disclosed by ALTA/ASCM Land Title Survey by Dewberrry & Davis dated June 22, 1998, as follows:

        a.     apparent easement for overhead electric lines along Maryland
               Route 225

        b. encroachment by garden appurtenant to land now or formerly of George King unto the subject land

        c. rights, if any, of property owners adjoining to the north in and to so much of the land as lies between the South 88 degrees 48 minutes 16 seconds East 250.64 foot line and the fence inside that line

        d. encroachment by fence appurtenant to the subject land onto property adjoining to the south

        e. encroachment by macadam pavement onto property adjoining to the East

12. Memorandum of Purchase Option recorded among said Land Records in Liber 1883, folio 264; as amended by First Amendment to Purchase Option dated September 3, 1998; as assigned by Assignment of Option dated September 3, 1998 recorded in said Land Records in Liber 2636, folio 353.

13. Subject to terms and conditions of a Lease Agreement dated November 30, 1993 between Charlesmead Meridian Limited Partnership, as lessor, and Meridian Healthcare, Inc., as tenant, as amended and assigned.

14. Subject to terms and conditions of a Sublease Agreement dated September 3, 1998, between ET Sub-Meridian Limited Partnership, L.L.P., as lessor, and Meridian Healthcare, Inc., as lessee.

15. Deed of Trust and Security Agreement dated September 3, 1998 and recorded among said Land Records in Liber 2636, folio 357 from Charlesmead Meridian Limited Partnership unto Richard Weidman, trustee for the benefit of German American Capital Corporation.

16. Assignment of Leases and Rents dated September 3, 1998 and recorded among said Land Records in Liber 2636, folio 425 between Charlesmead Meridian Limited Partnership and German American Capital Corporation.

17. Four Party Subordination, Non-Disturbance and Attornment Agreement among Charlesmead Meridian Limited Partnership, ET Sub-Meridian Limited Partnership, L.L.P., Meridian Healthcare, Inc. and German American Capital Corporation.

18. Assignment of Leases and Rents by ET Sub-Meridian Limited Partnership, L.L.P. to German American Capital Corporation

        Multi-Medical Center
        Towson, MD

1. Special taxes or assessments, if any, for the year 2003 and subsequent years, not yet due and payable.

2. State and county real property taxes for the year 2003 and any subsequent years, not yet due and payable.

3. Rights or claims of parties in actual possession of any or all of the property.

4. Unrecorded easements, discrepancies or conflicts in boundary lines, shortage in area and encroachment which an accurate and complete survey would disclose.

5. Public or private rights, if any, in such portion of the subject premises as may be presently used, laid out or dedicated in any manner, for street, highway or alley purposes.

6. Right of way granted to Consolidated Gas Electric Light and Power Company under and Agreement dated July 19, 1940 and recorded among the Land Records of Baltimore County in Liber 1116, folio 307.

7. Right of Way granted to Consolidated Gas Electric Light and Power Company under and Agreement dated July 15, 1940 and recorded among aforesaid Land Records in Liber 1116, folio 307.

8. Right of Way granted to Baltimore Gas and Electric Company under an Agreement dated December 20, 1955 and record among aforesaid Land Records in Liber 2852, folio 493.

9. Right of Way granted to Baltimore Gas and Electric Company under an Agreement dated December 20, 1955 and recorded among aforesaid Land Records in Liber 2852, folio 493.

10. Right of Way granted to Baltimore Gas and Electric Company under an Agreement dated July 11, 1972 and recorded among aforesaid Land Records in Liber 5298, folio 684.

11. Deed and agreement dated September 25, 1972 and recorded among aforesaid Land Records in Liber 5329, folio 933 between Multi-Medical Convalescent and Nursing Center of Towson, the Equitable Trust Company and Baltimore County, Maryland.

12. Agreement dated October 9, 1984 and recorded among aforesaid Land Records in Liber 6816, folio 292 between Beulah F. Axley, et al, 7710 Partnership and Multi-Medical Meridian Limited Partnership.

13. Matters disclosed by ALTA/ASCM Land Title Survey by Dewberry & Davis dated June 24, 1998, as follows:

        a. encroachment onto the subject land by fence appurtenant to property adjoining to the north;

        b. encroachment by stone wall appurtenant to the subject land into the right of way of York Road;

14. Unrecorded Purchase Option by and between Multi-Medical Meridian Limited Partnership and Meridian Healthcare, Inc., dated November 20, 1993, as amended and assigned.

15. Subject to terms and conditions of a Lease Agreement dated November 30, 1993 between Multi-Medial Meridian Limited Partnership, as lessor, and MHC Acquisition Corporation, as tenant, as amended and assigned.

16. Subject to terms and conditions of a Sublease Agreement dated September 3, 1998, between ET Sub-Meridian Limited Partnership, L.L.P., as lessor, and Meridian Healthcare, Inc., as lessee.

17. Deed of Trust and Security Agreement dated September 3, 1998 and recorded among said Land Records in Liber 13137, folio 129 from Multi-Medical Meridian Limited Partnership unto Richard Weidman, trustee for the benefit of German American Capital Corporation.

18. Assignment of Leases and Rents dated September 3, 1998 and recorded among said Land Records in Liber 13137, folio 197 between Multi-Medical Meridian Limited Partnership and German American Capital Corporation.

19. Financing Statement between Multi-Medical Meridian Limited Partnership and German American Capital Corporation recorded with the State Department of Assessments and Taxation in Liber 00023, folio 729, ID# 0039100000025645.

20. Four Party Subordination, Non-Disturbance and Attornment Agreement among Multi-Medical Meridian Limited Partnership, ET Sub-Meridian Limited Partnership, L.L.P., Meridian Healthcare, Inc. and German American Capital Corporation.

21. Assignment of Leases and Rents by ET Sub-Meridian Limited Partnership, L.L.P. to German American Capital Corporation

        Severna Park Center
        Severna Park, MD

1. Special taxes or assessments, if any, for the year 2003 and subsequent years, not yet due and payable.

2. State and county real property taxes for the year 2003 and any subsequent years, not yet due and payable.

3. Rights or claims of parties in actual possession of any or all of the property.

4. Unrecorded easements, discrepancies or conflicts in boundary lines, shortage in area and encroachment which an accurate and complete survey would disclose.

5. Public or private rights, if any, in such portion of the subject premises as may be presently used, laid out or dedicated in any manner, for street, highway or alley purposes.

6. Deed of Easement and Agreement dated February 22, 1973 and recorded among the Land Records of Anne Arundel County in Liber 2577, folio 606 between Our Shepherd Evangelical Lutheran Church and The Equitable Trust Company.

7. Boundary Line Agreement dated April 30, 1981 and recorded among the aforesaid Land Records in Liber 3406, folio 475 between Philip A. Grace, et al., Capital Savings and Loan Association, Inc., Medical Development Associates, Farmers National Bank of Maryland, Our Shepherd Evangelical Lutheran Church and The Equitable Trust Company.

8. Terms, conditions, easements, restrictions and other criteria as shown on Plat entitled "Minor Subdivision Plat of 11.98 ac. Our Shepherd Evangelical Lutheran Church Property" which h plat is recorded among said Land Records in Liber 3414, folio 388.

9. Deed of Easement dated June 30, 1991 and recorded among the aforesaid Land Records in Liber 3421, folio 800 between Medical Development Associates, Severna Associates Limited Partnership and Farmers National Bank of Maryland.

10. Oversized Connection Agreement No. X027114 dated September 25, 1981 and recorded among the aforesaid Land Records in Liber 3447, folio 586 between Severna Associates Limited Partnership and Anne Arundel County, Maryland.

11. Easements established by Deed dated September 25, 1981 and recorded among the aforesaid Land Records in Liber 3451, folio 37 between Medical Development Associates and Anne Arundel County, Maryland.

12. Storm Water Management Facility Operation and Maintenance Agreement No. 48 dated January 29, 1982 and recorded among the aforesaid Land Records in Liber 3487, folio 824 between Anne Arundel County, Maryland and The Equitable Trust Company.

13. Right of Entry Permit dated November 20, 1989 and recorded among the aforesaid Land Records in Liber 4983, folio 888 between Severna Associates Limited Partnership and Anne Arundel County, Maryland.

14. Terms, conditions, easements, restrictions and other criteria as shown on Plat entitled "Minor Subdivision Tax Map 31, Block 5, Parcels 115 & 281, Severna Park" which plat is recorded among the aforesaid Land Records in Plat Book 133, page 20, Plat No. 6943.

15. Memorandum of Purchase Option recorded among said Land Records in Liber 6380, folio 661; as amended by First Amendment to Purchase Option dated September 3, 1998;

        as assigned by Assignment of Option dated September 3, 1998 recorded in said Land Records in Liber 635, folio 107.

16. Subject to terms and conditions of a Lease Agreement dated November 30, 1993 between Severna Associates Limited Partnership, as lessor, and MHC Acquisition Corporation, as tenant, as amended and assigned.

17. Subject to terms and conditions of a Sublease Agreement dated September 3, 1998, between ET Sub-Meridian Limited Partnership, L.L.P., as lessor, and Meridian Healthcare, Inc., as lessee.

18. Deed of Trust and Security Agreement dated September 3, 1998 and recorded among said Land Records in Liber 8677, folio 037 from Severna Associates Limited Partnership unto Richard Weidman, trustee for the benefit of German American Capital Corporation.

19. Assignment of Leases and Rents dated September 3, 1998 and recorded among said Land Records in Liber 8677, folio 106 between Severna Associates Limited Partnership and German American Capital Corporation.

20. Four Party Subordination, Non-Disturbance and Attornment Agreement among Severna Associates Limited Partnership, ET Sub-Meridian Limited Partnership, L.L.P., Meridian Healthcare, Inc. and German American Capital Corporation.

21. Assignment of Leases and Rents by ET Sub-Meridian Limited Partnership, L.L.P. to German American Capital Corporation

        Voorhees Center
        Voorhees, New Jersey

1. Special taxes or assessments, if any, for the year 2003 and subsequent years, not yet due and payable.

2. Unpaid taxes, assessments, water and sewer charges, if any, for the year 2003 and any subsequent years, not yet due and payable.

3. Rights or claims of parties in actual possession of any or all of the property.

4. Unrecorded easements, discrepancies or conflicts in boundary lines, shortage in area and encroachment which an accurate and complete survey would disclose.

5. Public or private rights, if any, in such portion of the subject premises as may be presently used, laid out or dedicated in any manner, for street, highway or alley purposes.

6. Terms and conditions in grants in Deed Book 2789 page 547 to Public Service Electric and Gas Company.

7. Terms and conditions in grants in Deed Book 4022 page 90 to Township of Voorhees.

8. Terms and conditions in grants in Deed Book 4076 page 434 to Public Service Electric and Gas Company.

9. Memorandum of Lease and Option to Purchase recorded in Deed Book 4662, page 561; Assignment of Option in Deed Book 4972, page 41; Assignment of Lease Agreement in Deed Book 4982, page 212; Memorandum of Lease, Sublease and Option recorded in Deed Book 4982, page 218.

10. Subject to a 4 foot wide strip reserved for widening of Evesham Road as set forth in Deed Book 413, page 856.

11. Survey mad by Bock & Clark's National Surveyors Network, by George R. Buell, Registered Professional Land Surveyor, dated July 1, 1998, revised to July 14, 1998 and revised to August 25, 1998, reveals the following;

        a. fence along easterly line does not coincide with the property line;

        b.   utility poles with guys and overhead wires crossing the property

12. Mortgage from Cherry Hill Meridian Limited Partnership to The First National Bank of Maryland dated September 3, 1998 recorded in Mortgage Book 4953, page 551.

13. Assignment of Lessor's Interest in Leases (Lease) dated September 3, 1998 recorded in Mortgage Book 4953, page 583.

14. Assignment of Lessor's Interest in Leases (Sublease) dated September 3, 1998 recorded in Mortgage Book 4953, page 591.

15. Subordination, Non-Disturbance and Attornment Agreement (Lease) dated September 3, 1998 recorded September 14, 1998 in Mortgage Book 4953, page 599.

16. Subordination, Non-Disturbance and Attornment Agreement (Sublease) dated September 3, 1998 recorded September 14, 1998 in Mortgage Book 4953, page 613.

17. Mortgage from Cherry Hill Meridian Limited Partnership to The First National Bank of Maryland dated February 1, 1990, recorded March 1, 1990 in Mortgage Book 3516, page 191, Clerk's Office, Camden County, New Jersey in the amount of $6,056,000; Assignment by New Jersey Economic Development Authority to and for benefit of Sovran Bank, N.A., trustee by instrument dated February 1, 1900 and recorded March 1, 1990 in Mortgage Book 3516 page 263; Subordination, Non-Disturbance and Attornment Agreement recorded in Mortgage Book 4114 page 125; Partial Release of Mortgage dated September 25, 1991 and recorded November 10, 1991 in Release Book 198, page 460; Subordination, Non- Disturbance and Attornment Agreement dated September 3,

        1998 and recorded September 14, 1998 in Mortgage Book 4953 page 628; Subordination, Non-Disturbance and Attornment Agreement dated September 3, 1998 and recorded September 14, 1998 in Mortgage Book 4953 page 642; Subordination, Non-Disturbance and Attornment Agreement dated September 3, 1998 and recorded September 14, 1998 in Mortgage Book 4953 page 628; Subordination, Non-Disturbance and Attornment Agreement dated September 3, 1998 and recorded September 14, 1998 in Mortgage Book 4953 page 657.

18. Financing Statement 1573-98 - Cherry Hill Meridian Limited Partnership, debtor, and The First National Bank of Maryland, secured party; filed September 14, 1998 in the Camden County Clerk's Office and filed in the Secretary of State's Office on September 29, 1998 as #1862586.

19. Financing Statement 1574-98 - Cherry Hill Meridian Limited Partnership, debtor, and The First National Bank of Maryland, secured party; filed September 14, 1998 in the Camden County Clerk's Office.

        Westfield Center
        Westfield, New Jersey

1. Special taxes or assessments, if any, for the year 2003 and subsequent years, not yet due and payable.

2. Unpaid taxes, assessments, water and sewer charges, if any, for the year 2003 and any subsequent years, not yet due and payable.

3. Rights or claims of parties in actual possession of any or all of the property.

4. Unrecorded easements, discrepancies or conflicts in boundary lines, shortage in area and encroachment which an accurate and complete survey would disclose.

5. Public or private rights, if any, in such portion of the subject premises as may be presently used, laid out or dedicated in any manner, for street, highway or alley purposes.

6. Restrictions, covenants, reservations and easements as contained in Deed Book 421, page 15.

7.      Terms and conditions of Grants in Deed Book 182 page 225 to Halsey F.
        Northrup.

8. Terms and conditions of Grants in Deed Book 437, page 378, Deed Book 443, page 571 and Deed Book 518, page 188 to Northeastern Telephone and Telegraph Company.

9. Terms and conditions of Grants in Deed Book 1113, page 529 to The Equator Realty Improvement Company, Inc.

10. Public and private rights in any streams and/or drainage ditches transversing premises as designated on survey dated June 28, 1998 by Bock & Clark's National Surveyors Network, by George R. Buell, P.L.S., New Jersey License #40334.

11. Survey dated June 28, 1998 by Bock & Clark's National Surveyors Network, by George R. Buell, P.L.S., reveals the following encroachments:

        a.  anchor for utility pole encroaches onto subject property;

        b. various 4 inch P.V.C. drainage pipe encroaches onto subject property along its border with Jobs 9, 10, and 11;

        c.  wire fence encroaches 0.54 feet onto subject property along Lot 9;

        d. chain link fence encroaches 1.75 feet onto subject property along Lot 10;

        e.  wood shed encroaches 8.51 feet onto subject property along Lot 11;

        f.  4 foot wire fence encroaches onto subject property along Lot 12;

        g.  metal shed encroaches 25.39 feet onto subject property along Lot 15;

        h.  metal shed encroaches 0.30 feet onto subject property along Lot 16;

        i.  wood shed encroaches 0.58 feet onto subject property along Lot 39;

        j. wood and wire fence encroaches 3.0 feet onto subject property along Lot 40.

12. Memorandum of Lease and Option to Purchase set forth in Deed Book 4038, page 297; Assignment of Option Agreement recorded in Deed Book 4717, page 180.

13. Memorandum of Lease, Sublease and Option dated September 3, 1998 recorded November 10, 1998 in Union County's Clerk's Office as instrument no. 59568.

14. Subject to terms and conditions of a Lease Agreement dated November 30, 1993 between Westfield Meridian Limited Partnership, as lessor, and MHC Acquisition Corporation, as tenant, as amended and assigned.

15. Subject to terms and conditions of a Sublease Agreement dated September 3, 1998, between ET Sub-Meridian Limited Partnership, L.L.P., as lessor, and Meridian Healthcare, Inc., as lessee.

16. Mortgage from Westfield Meridian Limited Partnership to German American Capital Corporation dated September 3, 1998 recorded in Mortgage Book 6857, page 258.

17. Assignment of Leases and Rents from Westfield Meridian Limited Partnership to German American Capital Corporation dated September 3, 1998 recorded in Mortgage Book 6857, page 332.

18. Financing Statement #8317 Westfield Meridian Limited Partnership, debtor, to German American Capital Corporation, secured party, filed September 14, 1998 in the Union County Clerk's Office and filed in the Secretary of State's Office on September 29, 1998.

                                                                     EXHIBIT "C"

                          Definition of Reorganization

                                                                     EXHIBIT "D"

                   Form of Assignment of Membership Interests

                      ASSIGNMENT AND ASSUMPTION AGREEMENT

    THIS ASSIGNMENT AND ASSUMPTION AGREEMENT is made and entered as of this ____ day of _______________, 2003, by and between ELDERTRUST OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership (the "Assignor"), and MERIDIAN HEALTHCARE, INC., a Pennsylvania corporation (the "Assignee").

                             W I T N E S S E T H :

    WHEREAS, Assignor and Assignee are parties to that certain Conveyance and Transfer Agreement dated September ____, 2003 ("Meridian Conveyance Agreement"), pursuant to which Assignor has agreed to convey and Assignee has agreed to acquire all of Assignor's interests in ET Sub-Meridian Limited Partnership, L.L.P., a Virginia limited liability partnership ("ET Partnership"); and

    WHEREAS, Assignor is the sole member of ET Meridian General Partner, L.L.C., a Delaware limited liability company ("ET Company"); and

    WHEREAS, ET Company is the general partner of ET Partnership; and

    WHEREAS, Assignor has agreed to assign to Assignee all of Assignor's interest as the sole member in ET Company (the "Membership Interest") upon the terms and conditions contained herein.

    NOW, THEREFORE, in consideration of the mutual covenants contained herein, Assignor and Assignee hereby agree as follows:

    1.  Assignment. Assignor hereby sells, transfers, assigns, and conveys to
Assignee: (a) the Membership Interest, and (b) all of Assignor's right, title and interest in and to those documents and agreements listed on Schedule A attached hereto and made a part hereof by this reference. Immediately after the transfer of the Membership Interest to the Assignee, the Assignee shall be entitled to all of the profits, losses and distributions allocated by ET Company with respect to the Membership Interest, whether past or prospective in nature.

    2. Assumption. Assignee hereby assumes all rights and obligations of Assignor under the Limited Liability Company Agreement of ET Meridian General Partner, L.L.C. dated September 24, 2002.

    3. Representations and Warranties. All of the representations and warranties set forth in the Meridian Conveyance Agreement are incorporated by reference as if originally set forth herein, subject to the survival provisions set forth therein.

    4. Notices. All notices, requests, demands, consents, and other communications required or permitted to be given or made hereunder shall be in writing and shall be deemed to have been duly given when delivered if hand-delivered, sent by recognized overnight courier or mailed, certified first class mail, postage prepaid, return receipt requested, to the party to whom the same is so given or made, at the address of such party as set forth below, which address may be changed by notice to the other parties hereto duly given pursuant hereto:

          if to Assignor, to:

                  ElderTrust Operating Limited Partnership
                  Little Falls Center One
                  2711 Centerville Road - Suite 108
                  Wilmington, DE  19808
                  Attention: Michael R. Walker, Acting President
                  Telephone: (302) 993-1022
                  Facsimile: (302) 993-1023

          with a copy to:

                  Hogan & Hartson L.L.P.
                  8300 Greensboro Drive - Suite 1100
                  McLean, Virginia  22102
                  Attention: Lee E. Berner, Esquire
                  Telephone: (703) 610-6137
                  Facsimile: (703) 610-6200

          if to Assignee, to:

                  c/o Genesis Health Ventures, Inc.
                  101 East State Street
                  Kennett Square, PA  19348
                  Attention: Law Department
                  Telephone: (610) 444-6350
                  Facsimile: (610) 925-4242

          with a copy to

                  Blank Rome LLP
                  One Logan Square
                  Philadelphia, PA  19103
                  Attention: Matthew J. Comisky, Esquire
                  Telephone: (215) 569-5678
                  Facsimile: (215) 832-5678

    5. Counterparts/Facsimile Signature Pages. This Agreement may be executed in any number of counterparts and each such counterpart shall be deemed to be an original, but all such counterparts together shall constitute but one Agreement. For purposes of binding the parties, signatures may be exchanged by the use of facsimile and confirmed by live signatures circulated immediately thereafter.

    6. Severability. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

    7.  Miscellaneous.

      (a) Both parties participated in the drafting of this Agreement and no presumptions shall arise by virtue of the identity of the draftsmen.

      (b) Section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

      (c) Should any provision of this Agreement require judicial interpretation, it is agreed that the court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be construed more strictly against the party who itself or through its agent prepared the same, it being agreed that the agents of all parties have participated in the preparation of this Agreement.

      (d) Assignor and Assignee agree for themselves to execute and deliver such further documents as are necessary or desirable to implement and accomplish the agreements and terms of this Agreement.

      (e) All capitalized terms not defined herein shall have the same meaning as defined in the Meridian Conveyance Agreement.

    8. Binding Effect. This Assignment shall be binding upon and inure to the benefit of the Assignors and the Assignees and their respective successors and assigns.

    9. Governing Law. This Agreement, the rights and obligations of the parties hereto and any claims and disputes relating thereto shall be governed by and construed under the laws of the State of Delaware (but not including the choice of law rules thereof).

      IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Assumption Agreement to be executed as of the day and year first above written.


                          ASSIGNOR:
                          ---------
                          ELDERTRUST OPERATING LIMITED PARTNERSHIP, a
                          Delaware limited partnership

                          BY:   ElderTrust, General Partner

                                By:_____________________
                                     Name:
                                     Title:


                           ASSIGNEE:
                           ---------
                           MERIDIAN HEALTHCARE, INC., a Pennsylvania corporation

                           By:_____________________
                                Name:
                                Title:


                                 Schedule A to

                      Assignment and Assumption Agreement

1. Three Party Agreement made as of September 3, 1998 among Corsica Hills Associates Limited Partnership, Charlesmead Meridian Limited Partnership, Multi-Medical Meridian Limited Partnership, Westfield Meridian Limited Partnership, Heritage Associates Limited Partnership, Severna Associates Limited Partnership, Cherry Hill Meridian Limited Partnership, ET Sub-Meridian Limited Partnership, L.L.P. and Meridian Healthcare, Inc.

2.  a.   Four Party Subordination, Non-Disturbance and Attornment Agreement
made as of September 3, 1998 among Corsica Hills Associates Limited Partnership, ET Sub-Meridian Limited Partnership, L.L.P., Meridian Healthcare, Inc. and German American Capital Corporation

    b. Four Party Subordination, Non-Disturbance and Attornment Agreement made as of September 3, 1998 among Charlesmead Meridian Limited Partnership, ET Sub-Meridian Limited Partnership, L.L.P., Meridian Healthcare, Inc. and German American Capital Corporation

    c. Four Party Subordination, Non-Disturbance and Attornment Agreement made as of September 3, 1998 among Multi-Medical Meridian Limited Partnership, ET Sub-Meridian Limited Partnership, L.L.P., Meridian Healthcare, Inc. and German American Capital Corporation

    d. Four Party Subordination, Non-Disturbance and Attornment Agreement made as of September 3, 1998 among Westfield Meridian Limited Partnership, ET Sub-Meridian Limited Partnership, L.L.P., Meridian Healthcare, Inc. and German American Capital Corporation

    e. Four Party Subordination, Non-Disturbance and Attornment Agreement made as of September 3, 1998 among Heritage Associates Limited Partnership, ET Sub-Meridian Limited Partnership, L.L.P., Meridian Healthcare, Inc. and German American Capital Corporation

    f. Four Party Subordination, Non-Disturbance and Attornment Agreement made as of September 3, 1998 among Severna Associates Limited Partnership, ET Sub-Meridian Limited Partnership, L.L.P., Meridian Healthcare, Inc. and German American Capital Corporation

3. a. Assignment of Leases and Rents made as of September 3, 1998 by ET Sub-Meridian Limited Partnership, L.L.P. in favor of German American Capital Corporation (Corsica Hills)

    b. Assignment of Leases and Rents made as of September 3, 1998 by ET Sub-Meridian Limited Partnership, L.L.P. in favor of German American Capital Corporation (La Plata)

    c. Assignment of Leases and Rents made as of September 3, 1998 by ET Sub-Meridian Limited Partnership, L.L.P. in favor of German American Capital Corporation (Multi-Medical)

    d. Assignment of Leases and Rents made as of September 3, 1998 by ET Sub-Meridian Limited Partnership, L.L.P. in favor of German American Capital Corporation (Westfield)

    e. Assignment of Leases and Rents made as of September 3, 1998 by ET Sub-Meridian Limited Partnership, L.L.P. in favor of German American Capital Corporation (Heritage)

    f. Assignment of Leases and Rents made as of September 3, 1998 by ET Sub-Meridian Limited Partnership, L.L.P. in favor of German American Capital Corporation (Severna)

4. a. Assignment of Guaranty of Sublease made as of September 3, 1998 by ET Sub-Meridian Limited Partnership, L.L.P. in favor of German American Capital Corporation (Corsica Hills)

    b. Assignment of Guaranty of Sublease made as of September 3, 1998 by ET Sub-Meridian Limited Partnership, L.L.P. in favor of German American Capital Corporation (La Plata)

    c. Assignment of Guaranty of Sublease made as of September 3, 1998 by ET Sub-Meridian Limited Partnership, L.L.P. in favor of German American Capital Corporation (Multi-Medical)

    d. Assignment of Guaranty of Sublease made as of September 3, 1998 by ET Sub-Meridian Limited Partnership, L.L.P. in favor of German American Capital Corporation (Westfield)

    e. Assignment of Guaranty of Sublease made as of September 3, 1998 by ET Sub-Meridian Limited Partnership, L.L.P. in favor of German American Capital Corporation (Heritage)

    f. Assignment of Guaranty of Sublease made as of September 3, 1998 by ET Sub-Meridian Limited Partnership, L.L.P. in favor of German American Capital Corporation (Severna)

5. Assignment of Lessor's Interest in Leases made as of September 3, 1998 by ET Sub-Limited Partnership, L.L.P. in favor of The First National Bank of Maryland

6. Subordination, Non-Disturbance and Attornment Agreement made as of September 3, 1998 among Cherry Hills Meridian Limited Partnership, ET Sub-Meridian Limited Partnership, L.L.P. and The First National Bank of Maryland (Lease Agreement/Term Loan)

7. Assignment of Guaranty of Sublease made as of September 3, 1998 by ET Sub-Meridian Limited Partnership, L.L.P. in favor of The First National Bank of Maryland

8. Subordination, Non-Disturbance and Attornment Agreement made as of September 3, 1998 among Cherry Hills Meridian Limited Partnership, ET Sub-Meridian Limited Partnership, L.L.P., The First National Bank of Maryland and Meridian Healthcare, Inc. (Sublease Agreement/Term Loan)

9. Subordination, Non-Disturbance and Attornment Agreement made as of September 3, 1998 among Cherry Hills Meridian Limited Partnership, ET Sub-Meridian Limited Partnership, L.L.P. and The First National Bank of Maryland (Lease Agreement/LOC Extension)

10. Subordination, Non-Disturbance and Attornment Agreement made as of September 3, 1998 among Cherry Hills Meridian Limited Partnership, ET Sub-Meridian Limited Partnership, L.L.P., The First National Bank of Maryland and Meridian Healthcare, Inc. (Sublease Agreement/LOC Extension)

11. Subordination Agreement made as of September 3, 1998 among The First National Bank of Maryland, Cherry Hill Meridian Limited Partnership, the individuals designated on the signature page thereto as Partner Sellers and ET Sub-Meridian Limited Partnership, L.L.P. (regarding Purchase Option Agreement)

12. Lockbox Agreement dated as of September 3, 1998 among Cherry Hill Meridian Limited Partnership, ET Sub-Meridian Limited Partnership, L.L.P., Meridian Healthcare, Inc. and The First National Bank of Maryland.

13. Promissory Note dated September 3, 1998 by ET Sub-Meridian Limited Partnership, L.L.P. to MHC Holding Company in the original principal amount of $1,152,252

14. Promissory Note dated September 3, 1998 by ET Sub-Meridian Limited Partnership, L.L.P. to MHC Holding Company in the original principal amount of $16,551,724

                                                                     EXHIBIT "E"

              Form of Assignment of Limited Partnership Interests

                      ASSIGNMENT AND ASSUMPTION AGREEMENT

    THIS ASSIGNMENT AND ASSUMPTION AGREEMENT is made and entered as of this ____ day of _______________, 2003, by and between ELDERTRUST OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership (the "Assignor"), and MERIDIAN HEALTHCARE, INC., a Pennsylvania corporation (the "Assignee").

                             W I T N E S S E T H :

    WHEREAS, Assignor and Assignee are parties to that certain Conveyance and Transfer Agreement dated September ____, 2003 ("Meridian Conveyance Agreement"), pursuant to which Assignor has agreed to convey and Assignee has agreed to acquire all of Assignor's interests in ET Sub-Meridian Limited Partnership, L.L.P., a Virginia limited liability partnership ("ET Partnership"); and

    WHEREAS, Assignor is the sole limited partner of ET Partnership; and

    WHEREAS, Assignor has agreed to assign to Assignee all of Assignor's interest as limited partner in ET Partnership (the "Limited Partnership Interest") upon the terms and conditions contained herein.

    NOW, THEREFORE, in consideration of the mutual covenants contained herein, Assignor and Assignee hereby agree as follows:

    1.  Assignment. Assignor hereby sells, transfers, assigns, and conveys to
Assignee: (a) the Limited Partnership Interest; and (b) all of Assignor's right, title and interest in and those documents and agreements listed on Schedule A attached hereto and made a part hereof by this reference. Immediately after the transfer of the Limited Partnership Interest to the Assignee, the Assignee shall be entitled to all of the profits, losses and distributions allocated by ET Partnership with respect to the Limited Partnership Interest, whether past or prospective in nature.

    2. Assumption. Assignee hereby assumes all rights and obligations under the Agreement of Limited Partnership of ET Sub-Meridian Limited Partnership, L.L.P. dated August 7, 1998, as amended.

    3. Representations and Warranties. All of the representations and warranties set forth in the Meridian Conveyance Agreement are incorporated by reference as if originally set forth herein, subject to the survival provisions set forth therein.


    4. Notices. All notices, requests, demands, consents, and other communications required or permitted to be given or made hereunder shall be in writing and shall be deemed to have been duly given when delivered if hand-delivered, sent by recognized overnight courier or mailed, certified first class mail, postage prepaid, return receipt requested, to the party to whom the same is so given or made, at the address of such party as set forth below, which address may be changed by notice to the other parties hereto duly given pursuant hereto:

        if to Assignor, to:

               ElderTrust Operating Limited Partnership
               Little Falls Center One
               2711 Centerville Road - Suite 108
               Wilmington, DE  19808
               Attention:  Michael R. Walker, Acting President
               Telephone: (302) 993-1022
               Facsimile:  (302) 993-1023

        with a copy to:

               Hogan & Hartson L.L.P.
               8300 Greensboro Drive - Suite 1100
               McLean, Virginia  22102
               Attention:  Lee E. Berner, Esquire
               Telephone: (703) 610-6137
               Facsimile:  (703) 610-6200

        if to Assignee, to:

               c/o Genesis Health Ventures, Inc.
               101 East State Street
               Kennett Square, PA  19348
               Attention:  Law Department
               Telephone: (610) 444-6350
               Facsimile:  (610) 925-4242

        with a copy to

               Blank Rome LLP
               One Logan Square
               Philadelphia, PA  19103
               Attention:  Matthew J. Comisky, Esquire
               Telephone: (215) 569-5678
               Facsimile:  (215) 832-5678

    5. Counterparts/Facsimile Signature Pages. This Agreement may be executed in any number of counterparts and each such counterpart shall be deemed to be an original, but all such counterparts together shall constitute but one Agreement. For purposes of binding the parties, signatures may be exchanged by the use of facsimile and confirmed by live signatures circulated immediately thereafter.

    6. Severability. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

    7.  Miscellaneous.

      (a) Both parties participated in the drafting of this Agreement and no presumptions shall arise by virtue of the identity of the draftsmen.

      (b) Section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

      (c) Should any provision of this Agreement require judicial interpretation, it is agreed that the court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be construed more strictly against the party who itself or through its agent prepared the same, it being agreed that the agents of all parties have participated in the preparation of this Agreement.

      (d) Assignor and Assignee agree for themselves to execute and deliver such further documents as are necessary or desirable to implement and accomplish the agreements and terms of this Agreement.

      (e) All capitalized terms not defined herein shall have the same meaning as defined in the Meridian Conveyance Agreement.

    8. Binding Effect. This Assignment shall be binding upon and inure to the benefit of the Assignors and the Assignees and their respective successors and assigns.

    9. Governing Law. This Agreement, the rights and obligations of the parties hereto and any claims and disputes relating thereto shall be governed by and construed under the laws of the State of Virginia (but not including the choice of law rules thereof).

      IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Assumption Agreement to be executed as of the day and year first above written.


                    ASSIGNOR:

                    ELDERTRUST OPERATING LIMITED PARTNERSHIP, a
                    Delaware limited partnership

                    BY:   ElderTrust, General Partner

                          By:_____________________
                               Name:
                               Title:

                    ASSIGNEE:

                    MERIDIAN HEALTHCARE, INC., a Pennsylvania corporation

                          By:_____________________
                               Name:
                               Title:

                                Schedule A to

                      Assignment and Assumption Agreement

1. Three Party Agreement made as of September 3, 1998 among Corsica Hills Associates Limited Partnership, Charlesmead Meridian Limited Partnership, Multi-Medical Meridian Limited Partnership, Westfield Meridian Limited Partnership, Heritage Associates Limited Partnership, Severna Associates Limited Partnership, Cherry Hill Meridian Limited Partnership, ET Sub-Meridian Limited Partnership, L.L.P. and Meridian Healthcare, Inc.

2. a. Four Party Subordination, Non-Disturbance and Attornment Agreement made as of September 3, 1998 among Corsica Hills Associates Limited Partnership, ET Sub-Meridian Limited Partnership, L.L.P., Meridian Healthcare, Inc. and German American Capital Corporation

    b. Four Party Subordination, Non-Disturbance and Attornment Agreement made as of September 3, 1998 among Charlesmead Meridian Limited Partnership, ET Sub-Meridian Limited Partnership, L.L.P., Meridian Healthcare, Inc. and German American Capital Corporation

    c. Four Party Subordination, Non-Disturbance and Attornment Agreement made as of September 3, 1998 among Multi-Medical Meridian Limited Partnership, ET Sub-Meridian Limited Partnership, L.L.P., Meridian Healthcare, Inc. and German American Capital Corporation

    d. Four Party Subordination, Non-Disturbance and Attornment Agreement made as of September 3, 1998 among Westfield Meridian Limited Partnership, ET Sub-Meridian Limited Partnership, L.L.P., Meridian Healthcare, Inc. and German American Capital Corporation

    e. Four Party Subordination, Non-Disturbance and Attornment Agreement made as of September 3, 1998 among Heritage Associates Limited Partnership, ET Sub-Meridian Limited Partnership, L.L.P., Meridian Healthcare, Inc. and German American Capital Corporation

    f. Four Party Subordination, Non-Disturbance and Attornment Agreement made as of September 3, 1998 among Severna Associates Limited Partnership, ET Sub-Meridian Limited Partnership, L.L.P., Meridian Healthcare, Inc. and German American Capital Corporation

3. a. Assignment of Leases and Rents made as of September 3, 1998 by ET Sub-Meridian Limited Partnership, L.L.P. in favor of German American Capital Corporation (Corsica Hills)

    b. Assignment of Leases and Rents made as of September 3, 1998 by ET Sub-Meridian Limited Partnership, L.L.P. in favor of German American Capital Corporation (La Plata)

    c. Assignment of Leases and Rents made as of September 3, 1998 by ET Sub-Meridian Limited Partnership, L.L.P. in favor of German American Capital Corporation (Multi-Medical)

    d. Assignment of Leases and Rents made as of September 3, 1998 by ET Sub-Meridian Limited Partnership, L.L.P. in favor of German American Capital Corporation (Westfield)

    e. Assignment of Leases and Rents made as of September 3, 1998 by ET Sub-Meridian Limited Partnership, L.L.P. in favor of German American Capital Corporation (Heritage)

    f. Assignment of Leases and Rents made as of September 3, 1998 by ET Sub-Meridian Limited Partnership, L.L.P. in favor of German American Capital Corporation (Severna)

4. a. Assignment of Guaranty of Sublease made as of September 3, 1998 by ET Sub-Meridian Limited Partnership, L.L.P. in favor of German American Capital Corporation (Corsica Hills)

    b. Assignment of Guaranty of Sublease made as of September 3, 1998 by ET Sub-Meridian Limited Partnership, L.L.P. in favor of German American Capital Corporation (La Plata)

    c. Assignment of Guaranty of Sublease made as of September 3, 1998 by ET Sub-Meridian Limited Partnership, L.L.P. in favor of German American Capital Corporation (Multi-Medical)

    d. Assignment of Guaranty of Sublease made as of September 3, 1998 by ET Sub-Meridian Limited Partnership, L.L.P. in favor of German American Capital Corporation (Westfield)

    e. Assignment of Guaranty of Sublease made as of September 3, 1998 by ET Sub-Meridian Limited Partnership, L.L.P. in favor of German American Capital Corporation (Heritage)

    f. Assignment of Guaranty of Sublease made as of September 3, 1998 by ET Sub-Meridian Limited Partnership, L.L.P. in favor of German American Capital Corporation (Severna)

5. Assignment of Lessor's Interest in Leases made as of September 3, 1998 by ET Sub-

Limited Partnership, L.L.P. in favor of The First National Bank of Maryland

6. Subordination, Non-Disturbance and Attornment Agreement made as of September 3, 1998 among Cherry Hills Meridian Limited Partnership, ET Sub-Meridian Limited Partnership, L.L.P. and The First National Bank of Maryland (Lease Agreement/Term Loan)

7. Assignment of Guaranty of Sublease made as of September 3, 1998 by ET Sub-Meridian Limited Partnership, L.L.P. in favor of The First National Bank of Maryland

8. Subordination, Non-Disturbance and Attornment Agreement made as of September 3, 1998 among Cherry Hills Meridian Limited Partnership, ET Sub-Meridian Limited Partnership, L.L.P., The First National Bank of Maryland and Meridian Healthcare, Inc. (Sublease Agreement/Term Loan)

9. Subordination, Non-Disturbance and Attornment Agreement made as of September 3, 1998 among Cherry Hills Meridian Limited Partnership, ET Sub-Meridian Limited Partnership, L.L.P. and The First National Bank of Maryland (Lease Agreement/LOC Extension)

10. Subordination, Non-Disturbance and Attornment Agreement made as of September 3, 1998 among Cherry Hills Meridian Limited Partnership, ET Sub-Meridian Limited Partnership, L.L.P., The First National Bank of Maryland and Meridian Healthcare, Inc. (Sublease Agreement/LOC Extension)

11. Subordination Agreement made as of September 3, 1998 among The First National Bank of Maryland, Cherry Hill Meridian Limited Partnership, the individuals designated on the signature page thereto as Partner Sellers and ET Sub-Meridian Limited Partnership, L.L.P. (regarding Purchase Option Agreement)

12. Lockbox Agreement dated as of September 3, 1998 among Cherry Hill Meridian Limited Partnership, ET Sub-Meridian Limited Partnership, L.L.P., Meridian Healthcare, Inc. and The First National Bank of Maryland.

13. Promissory Note dated September 3, 1998 by ET Sub-Meridian Limited Partnership, L.L.P. to MHC Holding Company in the original principal amount of $1,152,252

14. Promissory Note dated September 3, 1998 by ET Sub-Meridian Limited Partnership, L.L.P. to MHC Holding Company in the original principal amount of $16,551,724

                                                                  EXHIBIT 3.1(c)

                            Existing Loan Documents

Promissory Note dated September 3, 1998 by ET Sub-Meridian Limited Partnership, L.L.P. to MHC Holding Company in the original principal amount of $1,152,252

Promissory Note dated September 3, 1998 by ET Sub-Meridian Limited Partnership, L.L.P. to MHC Holding Company in the original principal amount of $16,551,724

                                                                  EXHIBIT 3.1(e)

                             Schedule of Litigation


                                      None

                                                                  EXHIBIT 3.1(k)

                       Environmental Disclosure Schedule


                                      None

                                                                  EXHIBIT 3.1(l)

                                Contract Rights

1. Three Party Agreement made as of September 3, 1998 among Corsica Hills Associates Limited Partnership, Charlesmead Meridian Limited Partnership, Multi-Medical Meridian Limited Partnership, Westfield Meridian Limited Partnership, Heritage Associates Limited Partnership, Severna Associates Limited Partnership, Cherry Hill Meridian Limited Partnership, ET Sub-Meridian Limited Partnership, L.L.P. and Meridian Healthcare, Inc.

2. a. Four Party Subordination, Non-Disturbance and Attornment Agreement made as of September 3, 1998 among Corsica Hills Associates Limited Partnership, ET Sub-Meridian Limited Partnership, L.L.P., Meridian Healthcare, Inc. and German American Capital Corporation

    b. Four Party Subordination, Non-Disturbance and Attornment Agreement made as of September 3, 1998 among Charlesmead Meridian Limited Partnership, ET Sub-Meridian Limited Partnership, L.L.P., Meridian Healthcare, Inc. and German American Capital Corporation

    c. Four Party Subordination, Non-Disturbance and Attornment Agreement made as of September .3, 1998 among Multi-Medical Meridian Limited Partnership, ET Sub-Meridian Limited Partnership, L.L.P., Meridian Healthcare, Inc. and German American Capital Corporation

    d. Four Party Subordination, Non-Disturbance and Attornment Agreement made as of September 3, 1998 among Westfield Meridian Limited Partnership, ET Sub-Meridian Limited Partnership, L.L.P., Meridian Healthcare, Inc. and German American Capital Corporation

    e. Four Party Subordination, Non-Disturbance and Attornment Agreement made as of September 3, 1998 among Heritage Associates Limited Partnership, ET Sub-Meridian Limited Partnership, L.L.P., Meridian Healthcare, Inc. and German American Capital Corporation

    f. Four Party Subordination, Non-Disturbance and Attornment Agreement made as of September 3, 1998 among Severna Associates Limited Partnership, ET Sub-Meridian Limited Partnership, L.L.P., Meridian Healthcare, Inc. and German American Capital Corporation

3. a. Assignment of Leases and Rents made as of September 3, 1998 by ET Sub-Meridian Limited Partnership, L.L.P. in favor of German American Capital Corporation (Corsica Hills)

    b.  Assignment of Leases and Rents made as of September 3, 1998 by ET Sub-

Meridian Limited Partnership, L.L.P. in favor of German American Capital Corporation (La Plata)

    c. Assignment of Leases and Rents made as of September 3, 1998 by ET Sub-Meridian Limited Partnership, L.L.P. in favor of German American Capital Corporation (Multi-Medical)

    d. Assignment of Leases and Rents made as of September 3, 1998 by ET Sub-Meridian Limited Partnership, L.L.P. in favor of German American Capital Corporation (Westfield)

    e. Assignment of Leases and Rents made as of September 3, 1998 by ET Sub-Meridian Limited Partnership, L.L.P. in favor of German American Capital Corporation (Heritage)

    f. Assignment of Leases and Rents made as of September 3, 1998 by ET Sub-Meridian Limited Partnership, L.L.P. in favor of German American Capital Corporation (Severna)

4. a. Assignment of Guaranty of Sublease made as of September 3, 1998 by ET Sub-Meridian Limited Partnership, L.L.P. in favor of German American Capital Corporation (Corsica Hills)

    b. Assignment of Guaranty of Sublease made as of September 3, 1998 by ET Sub-Meridian Limited Partnership, L.L.P. in favor of German American Capital Corporation (La Plata)

    c. Assignment of Guaranty of Sublease made as of September 3, 1998 by ET Sub-Meridian Limited Partnership, L.L.P. in favor of German American Capital Corporation (Multi-Medical)

    d. Assignment of Guaranty of Sublease made as of September 3, 1998 by ET Sub-Meridian Limited Partnership, L.L.P. in favor of German American Capital Corporation (Westfield)

    e. Assignment of Guaranty of Sublease made as of September 3, 1998 by ET Sub-Meridian Limited Partnership, L.L.P. in favor of German American Capital Corporation (Heritage)

    f. Assignment of Guaranty of Sublease made as of September 3, 1998 by ET Sub-Meridian Limited Partnership, L.L.P. in favor of German American Capital Corporation (Severna)

5. Assignment of Lessor's Interest in Leases made as of September 3, 1998 by ET Sub-Limited Partnership, L.L.P. in favor of The First National Bank of Maryland

6. Subordination, Non-Disturbance and Attornment Agreement made as of September 3, 1998 among Cherry Hills Meridian Limited Partnership, ET Sub-Meridian Limited Partnership, L.L.P. and The First National Bank of Maryland (Lease Agreement/Term Loan)

7. Assignment of Guaranty of Sublease made as of September 3, 1998 by ET Sub-Meridian Limited Partnership, L.L.P. in favor of The First National Bank of Maryland

8. Subordination, Non-Disturbance and Attornment Agreement made as of September 3, 1998 among Cherry Hills Meridian Limited Partnership, ET Sub-Meridian Limited Partnership, L.L.P., The First National Bank of Maryland and Meridian Healthcare, Inc. (Sublease Agreement/Term Loan)

9. Subordination, Non-Disturbance and Attornment Agreement made as of September 3, 1998 among Cherry Hills Meridian Limited Partnership, ET Sub-Meridian Limited Partnership, L.L.P. and The First National Bank of Maryland (Lease Agreement/LOC Extension)

10. Subordination, Non-Disturbance and Attornment Agreement made as of September 3, 1998 among Cherry Hills Meridian Limited Partnership, ET Sub-Meridian Limited Partnership, L.L.P., The First National Bank of Maryland and Meridian Healthcare, Inc. (Sublease Agreement/LOC Extension)

11. Subordination Agreement made as of September 3, 1998 among The First National Bank of Maryland, Cherry Hill Meridian Limited Partnership, the individuals designated on the signature page thereto as Partner Sellers and ET Sub-Meridian Limited Partnership, L.L.P. (regarding Purchase Option Agreement)

12. Lockbox Agreement dated as of September 3, 1998 among Cherry Hill Meridian Limited Partnership, ET Sub-Meridian Limited Partnership, L.L.P., Meridian Healthcare, Inc. and The First National Bank of Maryland.

                                                                  EXHIBIT 3.1(t)

              ET Partnership Liabilities and Financial Obligations

    Existing Debt - to remain a liability of ET Partnership following Closing.

    Security Deposits - to be credited against the purchase price to be paid by Genesis or funded by ET to Genesis at Closing. The amount of the credit will be agreed upon by the parties as of the Closing Date.

    Voorhees Lockbox - Genesis will credit ET at Closing an amount equal to the cash balance in the Voorhees lockbox account as of the Closing Date. ET agrees that such cash balance will be the minimum amount required to be left in the account under the lockbox agreement with First National Bank of Maryland.

    Prime Lease and Option Agreements - to remain a liability of ET Partnership following the acquisition. To the extent the Closing occurs on a date other than the first day of a month and Genesis has already paid sublease rent for the month in which Closing occurs, then in such event Genesis will be entitled to a credit for the prorated portion thereof.

    Administrative Fee - Following Closing, ET Partnership shall continue to be obligated to pay the Administrative Fee to Fairmount Associates, Inc. in the amount of $65,000.00 as set forth in the Three Party Agreement made as of September 3, 1998 among Corsica Hills Associates Limited Partnership, Charlesmead Meridian Limited Partnership, Multi-Medical Meridian Limited Partnership, Westfield Meridian Limited Partnership, Heritage Associates Limited Partnership, Severna Associates Limited Partnership, Cherry Hill Meridian Limited Partnership, ET Sub-Meridian Limited Partnership, L.L.P. and Meridian Healthcare, Inc.

                                                                     EXHIBIT 4.6

                     List of Required Consents from Genesis


                              Wachovia Bank, N.A.

                                                                  EXHIBIT 6.3(b)

                       Form of Indemnification Agreement

                           INDEMNIFICATION AGREEMENT


    THIS INDEMNIFICATION AGREEMENT is made as of the ___ day of September, 2003, by GENESIS HEALTH VENTURES, INC., a Pennsylvania corporation ("GHV"), and GENESIS HEALTHCARE CORPORATION, a Pennsylvania corporation ("GHC"), each having an address of 101 East State Street, Kennett Square, Pennsylvania 19348 (GHV and GHC are sometimes hereinafter referred to collectively as "Genesis"), for the benefit of ELDERTRUST OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership, having an address of Little Falls Center One, 2711 Centerville Road - Suite 108, Wilmington, Delaware 19808 ("ETOP").



                                    RECITALS

    A. On September 3, 1998: (i) Meridian Healthcare, Inc., a Pennsylvania corporation ("MHI"), an affiliate of GHV, assigned to ET Sub-Meridian Limited Partnership, L.L.P. ("ElderTrust"), an affiliate of ETOP, all of MHI's right title and interest in and to leases affecting seven (7) skilled care nursing homes located in Maryland and New Jersey (the "Facilities"), (ii) ElderTrust subleased the Facilities back to MHI, and (iii) the fee owners of the Facilities being seven (7) Maryland limited partnerships (the "Limited Partnerships") entered into financing arrangements with German American Capital Corporation ("GACC") aggregating $66,050,000 and involving six separate loans for six of the Facilities, and with The First National Bank of Maryland ("FNB") in the amount of $6,800,000 with respect to one of the Facilities, and modify an arrangement under which FNB provides credit support for a credit bond transaction (GACC and FNB are collectively called the "Lenders"). The loans from the Lenders and the modifications of the bond related transaction are collectively called the "Loans." All of the matters referred to in this recital are collectively called the "1998 Transaction."

    B. As part of the 1998 Transaction, ETOP executed a certain ElderTrust Indemnification Agreement dated September 3, 1998 (the "ET Indemnification Agreement"), in favor of the ultimate principals of the Limited Partnerships identified on Exhibit A attached hereto (the "Beneficiaries") indemnifying the Beneficiaries against potential losses related to the deferral of substantial Federal and State income tax liability resulting from a default under the Loans.

    C. As part of the 1998 Transaction, GHV executed a certain Secondary Indemnification Agreement dated September 3, 1998, in favor of the Beneficiaries that Genesis has advised ETOP is null and void as of the date hereof as a result of that certain bankruptcy petition filed by GHV on June 22, 2000, with the Bankruptcy Court under Case No. 00 -2842 (PJW) seeking protection under Chapter 11 of the bankruptcy laws of the United States

    D. GHV and ETOP have entered into that certain Master Agreement dated September 11, 2003 (the "Master Agreement"), pursuant to which, among other things,

Genesis has agreed to provide indemnify ETOP as a result of any liability arising under the ET Indemnification Agreement, pursuant to the terms and conditions of this Agreement.

    NOW, THEREFORE, in consideration of the foregoing recitations and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, Genesis hereby agrees as follows:

1.      Indemnification.

Subject to and except as provided in Section 1C below, Genesis jointly and severally agrees to indemnify, defend and hold harmless ETOP from and against any and all losses, liabilities, expenses, costs and obligations (including reasonable attorney's fees and other professional charges) that ETOP may be required to pay under the ET Indemnification Agreement. Without limiting the foregoing, if, at any time, ETOP or any of its affiliates shall become obligated to pay any amounts under or any fees, costs or expenses relating to, or otherwise to perform any obligation under, the ET Indemnification Agreement, then promptly upon notice therof from ETOP to Genesis, Genesis shall make any payments required to be made and/or perform any other obligation otherwise required to be performed by ETOP.

Subject to and except as provided in Section 1C below, Genesis, joint and severally, unconditionally promises and agrees that, if at any time, ETOP pays any amounts required to be paid under the ET Indemnification Agreement, or otherwise incurs any expenses in connection with a default, or failure to perform, by ETOP under the ET Indemnification Agreement, then Genesis shall pay to ETOP an amount equal to all amounts so paid and all other reasonable costs or expenses so incurred not later than thirty (30) days after receipt from ETOP of a demand therefore.

If: (i) any Beneficiary under the ET Indemnification Agreement or any person acting on behalf of any such Beneficiary, shall have delivered or otherwise made a demand for payment or performance by ETOP under the ET Indemnification Agreement (a "Demand"), ETOP promptly shall deliver to Genesis a copy of such Demand and (ii) Genesis shall notify ETOP within ten (10) Business Days of the receipt of the Demand from ETOP whether Genesis disputes the amount or existence of the obligation as to which the Demand has been made, then so long as Genesis is diligently and in good faith disputing such obligation, ETOP shall refrain from paying or otherwise performing the alleged obligation, provided that Genesis shall indemnify, defend and hold harmless ETOP and its directors, officers, employees, affiliates, agents and assigns with from and against losses, liabilities, costs, expenses and obligations (including reasonable attorneys fees) resulting from or arising out of ETOP's compliance with this Section 1C. Notwithstanding the foregoing, ETOP may at any time elect to pay the applicable Demand while Genesis is disputing an obligation, in which event Genesis shall have no obligation under Section 1A or Section 1B hereof with respect to such payment unless and until (a) Genesis ceases to diligently and in good faith dispute the obligation or (b) the disputed obligation is determined to be, in whole or in part, a valid obligation. Genesis shall promptly (and in all events within two Business Days) pay to ETOP, in the case of clause 1(C)(a), the aggregate amount paid by

Genesis, and in the case of clause 1(C)(b), the aggregate amount paid by ETOP and determined to have been a valid obligation.

2. Pennsylvania Law. This Agreement and the rights and obligations of ETOP and Genesis hereunder shall in all respects be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania.

3. Invalidity of Any Part. If any provision or part of any provision of this Agreement shall for any reason be held invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions or the remaining part of any effective provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision or part thereof had never been contained herein, but only to the extent of its invalidity, illegality, or unenforceability.

4. Amendment or Waiver. This Agreement may be amended only by a writing duly executed by Genesis and ETOP. No waiver by ETOP or Genesis of any of the provisions of this Agreement or any of the rights or remedies of ETOP or Genesis, respectively, with respect hereto shall be considered effective or enforceable unless in writing, duly executed by ETOP or Genesis. Such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given.

5. Notices. Any notice required or permitted by or in connection with this Agreement shall be in writing and shall be made by hand delivery, by overnight delivery service, or by certified mail, return receipt requested, postage prepaid, addressed to ETOP or Genesis at the appropriate address set forth above or to such other address as may be hereafter specified by written notice by ETOP and Genesis. Notice shall be considered given as of the date of receipt.

6.  Binding Nature; Liability of GHV and GHC.

This Agreement shall inure to the benefit of and be enforceable by ETOP and ETOP's successors and assigns, and shall be binding upon and enforceable against Genesis and their successors and assigns.

Notwithstanding the foregoing, upon the "Reorganization" (as hereinafter defined), GHV shall be fully and completely absolved and released from any and all liability to ETOP hereunder, as if GHV were never a party to this Agreement, and ETOP's sole recourse under this Agreement shall be solely and exclusively limited to GHC. For purposes hereof, the "Reorganization" shall mean the events described in that certain press release issued by GHV dated February 12, 2003, and the Form 10 Registration Statement filed with the Securities and Exchange Commission dated July 25, 2003, as may be amended by subsequent filings, which more specifically define the Reorganization as the transaction whereby the shareholders of GHV common stock as of the record date of the Reorganization will receive a pro-rata distribution of shares of GHC common stock for every share of GHV common stock held on such record date; GHV and certain of its subsidiaries will contribute to GHC all of the legal entities comprising the Eldercare Businesses

(as defined below), together with certain assets and liabilities associated with the Eldercare Businesses, and any variation of such described reorganization that is not materially different therefrom. For the purposes of this section, "Eldercare Businesses" shall mean inpatient services provided in skilled nursing and assisted living centers, rehabilitation therapy services, diagnostic services, respiratory services and management services.

7. Final Agreement. This Agreement contains the final and entire agreement between ETOP and Genesis with respect to the obligations of Genesis described above to ETOP. There is no separate oral or written understanding between ETOP and Genesis with respect thereto.

8. No Third Party Benefit. The terms and provisions of this Agreement are for the benefit of ETOP and no other person shall have any right or cause of action on account thereof.

9. Number, Gender, Captions. As used herein, the plural includes the singular, and the singular includes the plural. The use of any gender applies to any other gender. All captions are for the purpose of convenience only.

10. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be considered an original for all purposes; provided, however, that all such counterparts shall together constitute one and the same instrument.

11. Time of the Essence. Time is of the essence to each and every provision of this Agreement.

12. Submission to Jurisdiction; Waiver of Jury Trial.

    GENESIS, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL:
(I) SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF MARYLAND OVER ANY SUIT, ACTION, OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS AGREEMENT, (II) AGREES THAT ANY SUCH ACTION, SUIT, OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF MARYLAND, (III) SUBMITS TO THE JURISDICTION OF SUCH COURTS, (IV) WAIVES THE DOCTRINE OF FORUM NON CONVENIENS OR SIMILAR OBJECTION TO VENUE, AND (V) TO THE FULLEST EXTENT PERMITTED BY LAW, AGREES THAT IT WILL NOT BRING ANY ACTION, SUIT, OR PROCEEDING IN ANY ACTION, SUIT, OR PROCEEDING IN ANY OTHER FORUM).

    GENESIS AND ETOP, BY THEIR ACCEPTANCE OF THIS AGREEMENT, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTELLIGENTLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES, AND FOREVER FOREGO THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATED TO THIS AGREEMENT OR ANY CONDUCT, ACT, OR OMISSION OF GENESIS, ETOP, OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS, OR ATTORNEYS, OR ANY OTHER PERSON AFFILIATED WITH GENESIS OR ETOP, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. GENESIS HEREBY

CONSENTS AND AGREES TO SERVICE OR ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS, IN CONNECTION WITH ANY SUIT, ACTION, OR PROCEEDING ARISING FROM OR RELATING TO THIS AGREEMENT BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID TO GENESIS AT THE ADDRESS SET FORTH ABOVE.



                            [SIGNATURE PAGE FOLLOWS]

    IN WITNESS WHEREOF, Genesis has executed this Agreement to be executed as of the day and year first above written.

                                 GENESIS HEALTH VENTURES, INC.:

                                 By:________________
                                 JAMES V. MCKEON,
                                 Senior Vice President

                                 GENESIS HEALTHCARE CORPORATION,

                                 By:________________
                                 JAMES V. MCKEON,
                                 Senior Vice President

                                                                       EXHIBIT A

                             List of Beneficiaries


     1.    Michael I, Batza, Jr.
     2.    Earl L. Linehan
     3.    Roger C. Lipitz
     4.    Arnold I. Richman
     5.    Edward A. Burchell
     6.    Howard S. Brown and Brenda B. Rever, Trustees u/a dated 12/31/95
     7. Earl I. Linehan and Stanard T. Klinefelter, Successor Trustees u/a dated 12/21/83 f/b/o The Batza Family
     8.    Rosemary Burchell and Stanard T. Klinefelter, Trustees u/a/ dated 12/
           24/80 f/b/o Michael Burchell and Edward Burchell, Jr.
     9.    Stanard T. Klinefelter, Successor Trustee u/a dated 12/23/82 f/b/o
           ELL 1982 Descendants' Trust (Linehan Descendants)
    10. Alison Richman and Stanard T. Klinefelter, Successor Trustees u/a dated 12/19/85 f/b/o Jonathan Lipitz, Amanda Lipitz and Eugene Lipitz
    11. Alison Richman and Stanard T. Klinefelter, Successor Trustees u/a dated 12/24/80 f/b/o The Richman Children
    12.    Stanard T. Klinefelter, Trustee u/a dated 12/21/83 f/b/o The Batza
           Family Trust
    13.    Stanard T. Klinefelter, Trustee u/a dated 12/24/80 f/b/o The Batza
           Children
    14.    Stanard T. Klinefelter, Trustee u/a dated 12/24/80 f/b/o The Linehan
           Children
    15.    Charlesmead Meridian Limited Partnership
    16.    Cherry Hill Meridian Limited Partnership
    17.    Corsica Hills Associates Limited Partnership
    18.    Heritage Associates Limited Partnership
    19.    Multi-Medical Meridian Limited Partnership
    20.    Severna Associates Limited Partnership
    21.    Westfield Meridian Limited Partnership

                                   SCHEDULE A
                            Schedule of Prime Leases


    Corsica Hills Center
    Centreville, Maryland

    1. Lease Agreement dated November 30, 1993 between Corsica Hills Associates Limited Partnership, a Maryland limited partnership ("Corsica Hills Landlord") and Meridian Healthcare, Inc., a Pennsylvania corporation ("MHC"), with Guarantee by Genesis Health Ventures, Inc. ("GHV").

    2. Purchase Option Agreement dated November 30, 1993 between Corsica Hills Landlord and MHC.

    3. Amendment No. 1 to Lease Agreement dated as of August 1, 1994 between Corsica Hills Landlord and MHC, with Affirmation of Guarantee by GHV.

    4. Amendment No. 2 to Lease Agreement dated as of August 1, 1994 between Corsica Hills Landlord and MHC, with Affirmation of Guarantee by GHV.

    5. Assignment of Lease Agreement dated September 3, 1998 between MHC and ET Sub-Meridian Limited Partnership, L.L.P., a Virginia limited liability partnership ("ET Sub-Meridian").

    6. Assignment of Option Agreement dated September 3, 1998 between MHC and ET Sub-Meridian.

    7. Amendment No. 3 to Lease Agreement dated September 3, 1998 between Corsica Hills Landlord and ET Sub-Meridian.

    8. First Amendment to Option Agreement dated September 3, 1998 between Corsica Hills Landlord and ET Sub-Meridian.

    Heritage Center
    Dundalk, Maryland

    1. Lease Agreement dated November 30, 1993 between Heritage Associates Limited Partnership, a Maryland limited partnership ("Heritage Landlord") and MHC,with Guarantee by GHV.

    2. Purchase Option Agreement dated November 30, 1993 between Heritage Landlord and MHC.

    3. Amendment No. 1 to Lease Agreement dated as of August 1, 1994 between Heritage Landlord and MHC, with Affirmation of Guarantee by GHV.

    4. Amendment No. 2 to Lease Agreement dated as of August 1, 1994 between Heritage Landlord and MHC, with Affirmation of Guarantee by GHV.

    5. Assignment of Lease Agreement dated September 3, 1998 between MHC and ET Sub-Meridian Limited.

    6. Assignment of Option Agreement dated September 3, 1998 between MHC and ET Sub-Meridian.

    7. Amendment No. 3 to Lease Agreement dated September 3, 1998 between Heritage Landlord and ET Sub-Meridian.

    8. First Amendment to Option Agreement dated September 3, 1998 between Heritage Landlord and ET Sub-Meridian.

    LaPlata Center
    LaPlata, Maryland

    1. Lease Agreement dated November 30, 1993 between Charlesmead Meridian Limited Partnership, a Maryland limited partnership ("LaPlata Landlord") and MHC, with Guarantee by GHV.

    2. Purchase Option Agreement dated November 30, 1993 between LaPlata Landlord and MHC.

    3. Amendment No. 1 to Lease Agreement dated as of August 1, 1994 between LaPlata Landlord and MHC, with Affirmation of Guarantee by GHV.

    4. Amendment No. 2 to Lease Agreement dated as of August 1, 1994 between LaPlata Landlord and MHC, with Affirmation of Guarantee by GHV.

    5. Assignment of Lease Agreement dated September 3, 1998 between MHC and ET Sub-Meridian.

    6. Assignment of Option Agreement dated September 3, 1998 between MHC and ET Sub-Meridian.

    7. Amendment No. 3 to Lease Agreement dated September 3, 1998 between LaPlata Landlord and ET Sub-Meridian.

    8. First Amendment to Option Agreement dated September 3, 1998 between LaPlata Landlord and ET Sub-Meridian.

    Multi-Medical Center
    Towson, Maryland

    1. Lease Agreement dated November 30, 1993 between Multi-Medical Meridian Limited Partnership, a Maryland limited partnership ("Multi-Medical Landlord") and MHC,with Guarantee by GHV.

    2. Purchase Option Agreement dated November 30, 1993 between Multi-Medical Landlord and MHC.

    3. Amendment No. 1 to Lease Agreement dated as of August 1, 1994 between Multi-Medical Landlord and MHC, with Affirmation of Guarantee by GHV.

    4. Amendment No. 2 to Lease Agreement dated as of August 1, 1994 between Multi-Medical Landlord and MHC, with Affirmation of Guarantee by GHV.

    5. Assignment of Lease Agreement dated September 3, 1998 between MHC and ET Sub-Meridian.

    6. Assignment of Option Agreement dated September 3, 1998 between MHC and ET Sub-Meridian.

    7. Amendment No. 3 to Lease Agreement dated September 3, 1998 between Multi-Medical Landlord and ET Sub-Meridian.

    8. First Amendment to Option Agreement dated September 3, 1998 between Multi-Medical Landlord and ET Sub-Meridian.

    Severna Park
    Servena Park, Maryland

    1. Lease Agreement dated November 30, 1993 between Severna Associates Limited Partnership, a Maryland limited partnership ("Severna Landlord") and MHC,with Guarantee by GHV.

    2. Purchase Option Agreement dated November 30, 1993 between Severna Landlord and MHC.

    3. Amendment No. 1 to Lease Agreement dated as of August 1, 1994 between Severna Landlord and MHC, with Affirmation of Guarantee by GHV.

    4. Amendment No. 2 to Lease Agreement dated as of August 1, 1994 between Severna Landlord and MHC, with Affirmation of Guarantee by GHV.

    5. Assignment of Lease Agreement dated September 3, 1998 between MHC and ET Sub-Meridian Limited Partnership, L.L.P., a Virginia limited liability partnership ("ET Sub-Meridian").

    6. Assignment of Option Agreement dated September 3, 1998 between MHC and ET Sub-Meridian recorded in the Land Records of Queen Anne's County, Maryland on September 11, 1998 in Liber 635, folio 107.

    7. Amendment No. 3 to Lease Agreement dated September 3, 1998 between Severna Landlord and ET Sub-Meridian.

    8. First Amendment to Option Agreement dated September 3, 1998 between Severna Landlord and ET Sub-Meridian.

    Voorhees Center
    Voorhees, New Jersey

    1. Lease Agreement dated November 30, 1993 between Cherry Hill Meridian Limited Partnership, a Maryland limited partnership ("Cherry Hill Landlord") and MHC, with Guarantee by GHV.

    2. Purchase Option Agreement dated November 30, 1993 between Cherry Hill Landlord and MHC.

    3. Amendment No. 1 to Lease Agreement dated as of August 1, 1994 between Cherry Hill Landlord and MHC, with Affirmation of Guarantee by GHV.

    4. Amendment No. 2 to Lease Agreement dated as of August 1, 1994 between Cherry Hill Landlord and MHC, with Affirmation of Guarantee by GHV.

    5. Assignment of Lease Agreement dated September 3, 1998 between MHC and ET Sub-Meridian Limited Partnership, L.L.P., a Virginia limited liability partnership ("ET Sub-Meridian").

    6. Assignment of Option Agreement dated September 3, 1998 between MHC and ET Sub-Meridian recorded in the Land Records of Queen Anne's County, Maryland on September 11, 1998 in Liber 635, folio 107.

    7. Amendment No. 3 to Lease Agreement dated September 3, 1998 between Cherry Hill Landlord and ET Sub-Meridian.

    8. First Amendment to Option Agreement dated September 3, 1998 between Cherry Hill Landlord and ET Sub-Meridian.

    Westfield Center

    Westfield, New Jersey

    1. Lease Agreement dated November 30, 1993 between Westfield Meridian Limited Partnership, a Maryland limited partnership ("Westfield Landlord") and MHC,with Guarantee by GHV.

    2. Purchase Option Agreement dated November 30, 1993 between Westfield Landlord and MHC.

    3. Amendment No. 1 to Lease Agreement dated as of August 1, 1994 between Westfield Landlord and MHC, with Affirmation of Guarantee by GHV.

    4. Amendment No. 2 to Lease Agreement dated as of August 1, 1994 between Westfield Landlord and MHC, with Affirmation of Guarantee by GHV.

    5. Assignment of Lease Agreement dated September 3, 1998 between MHC and ET Sub-Meridian Limited Partnership, L.L.P., a Virginia limited liability partnership ("ET Sub-Meridian").

    6. Assignment of Option Agreement dated September 3, 1998 between MHC and ET Sub-Meridian recorded in the Land Records of Queen Anne's County, Maryland on September 11, 1998 in Liber 635, folio 107.

    7. Amendment No. 3 to Lease Agreement dated September 3, 1998 between Cherry Hill Landlord and ET Sub-Meridian.

    8. First Amendment to Option Agreement dated September 3, 1998 between Cherry Hill Landlord and ET Sub-Meridian.

                                   SCHEDULE B

                             Schedule of Subleases


    Corsica Hills Center
    Centreville, Maryland

    1. Sublease Agreement dated September 3, 1998 between ET Sub-Meridian, as landlord, and MHC, as tenant.

    2.  Guaranty of Sublease dated September 3, 1998 from GHV to ET Sub-
Meridian.

    Heritage Center
    Dundalk, Maryland

    1. Sublease Agreement dated September 3, 1998 between ET Sub-Meridian, as landlord, and MHC, as tenant.

    2.  Guaranty of Sublease dated September 3, 1998 from GHV to ET Sub-
Meridian.

    LaPlata Center
    LaPlata, Maryland

    1. Sublease Agreement dated September 3, 1998 between ET Sub-Meridian, as landlord, and MHC, as tenant.

    2.  Guaranty of Sublease dated September 3, 1998 from GHV to ET Sub-
Meridian.

    Multi-Medical Center
    Towson, Maryland

    1. Sublease Agreement dated September 3, 1998 between ET Sub-Meridian, as landlord, and MHC, as tenant.

    2.  Guaranty of Sublease dated September 3, 1998 from GHV to ET Sub-
Meridian.

    Severna Park
    Servena Park, Maryland

    1. Sublease Agreement dated September 3, 1998 between ET Sub-Meridian, as landlord, and MHC, as tenant.

    2.  Guaranty of Sublease dated September 3, 1998 from GHV to ET Sub-
Meridian.

    Voorhees Center
    Voorhees, New Jersey

    1. Sublease Agreement dated September 3, 1998 between ET Sub-Meridian, as landlord, and MHC, as tenant.

    2.  Guaranty of Sublease dated September 3, 1998 from GHV to ET Sub-
Meridian.

    Westfield Center
    Westfield, New Jersey

    1. Sublease Agreement dated September 3, 1998 between ET Sub-Meridian, as landlord, and MHC, as tenant.

    2.  Guaranty of Sublease dated September 3, 1998 from GHV to ET Sub-
Meridian.